UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Allspring Variable Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Allspring VT Discovery Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Omega Growth Fund, Allspring VT Opportunity Fund and Allspring VT Small Cap Growth Fund.

Date of reporting period: December 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
December 31, 2022
Allspring VT Discovery Fund

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Discovery Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Discovery Fund for the 12-month period that ended December 31, 2022. Globally, stocks and bonds experienced heightened volatility and historically poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -18.11%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -16.00%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -13.01%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.70%, the Bloomberg Municipal Bond Index6 declined 8.53%, and the ICE BofA U.S. High Yield Index7 fell 11.17%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In January 2022, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Federal Reserve (Fed) hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Discovery Fund

Letter to shareholders (unaudited)
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring VT Discovery Fund  |  3

Letter to shareholders (unaudited)
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
At a meeting held November 16, 2022, the Board of Trustees of the Allspring Funds approved changing the name of the Fund from Allspring VT Discovery Fund to Allspring VT Discovery SMID Cap Value Fund to be effective on or about May 1, 2023. There will be no change to the Fund’s investment process because of the name change.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Discovery Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of December 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 2	5-8-1992	-37.85	4.40	9.38	1.13	1.13
Russell 2500™ Growth Index[3]	–	-26.21	5.97	10.62	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.
[3]	The Russell 2500® Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Discovery Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Discovery Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2500™ Growth Index, for the 12-month period that ended December 31, 2022.
■	Stock selection within the information technology (IT) and consumer discretionary sectors detracted from relative performance.
■	A material underweight to the energy sector was also a source of detraction during the year.
■	Security selection in the health care sector, along with a select industrials holding, contributed to the Fund’s results.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macro headlines created high volatility for investors. Market sentiment fluctuated as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply chain disruptions, and the war in Ukraine. Amid this uncertainty, the dominant storyline was persistently high inflation as the headline year-over-year Consumer Price Index* reached the highest levels in more than 40 years. In response, the Fed policy became hawkish and materially tightened financial conditions. The markets reacted swiftly and sharply. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. As a result, rising discount rates pressured valuations of long-duration growth stocks—those businesses with superior revenue growth projected years into the future. Additionally, investors rotated out of technology and e-commerce stocks due to concerns that a recession would reduce IT and consumer spending. For many companies with disruptive technologies, a disconnection emerged between stock prices and underlying fundamentals.
Ten largest holdings (%) as of December 31, 2022[1]
Teledyne Technologies Incorporated	3.43
Casella Waste Systems Incorporated Class A	2.60
Bio-Techne Corporation	2.47
WNS Holdings Limited ADR	2.45
Axon Enterprise Incorporated	2.33
Rexford Industrial Realty Incorporated	2.33
Novanta Incorporated	2.11
Inspire Medical Systems Incorporated	2.08
Tetra Tech Incorporated	1.96
MercadoLibre Incorporated	1.96
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within IT and consumer discretionary detracted from relative performance.
In consumer discretionary, Global-e Online Ltd. enables businesses to market internationally by localizing pricing, language, and payment methods. Macro fears have weighed on shares of Global-e. However, the company continues to attract large, global merchants and is seeing strong demand from consumers and retailers. We maintain conviction in Global-e’s long-term growth outlook.
MongoDB, Inc., a detractor in IT, provides a global cloud “database-as-a-service,” Atlas, that interfaces with the three largest public cloud providers. With revenue generated through a consumption model, MongoDB provided cautious guidance because of macro headwinds and increased operating expenses. While we have conviction in MongoDB’s role in the migration to the cloud, we are monitoring its fundamentals.
Security selection in health care, along with an industrials holding, contributed to relative performance.
A key contributor within the health care sector, Shockwave Medical, Inc., produces medical devices to treat cardiovascular diseases by traveling through tiny peripheral and coronary arteries to arrive directly at problematic areas. During the year, Shockwave received approvals for new treatments within the U.S. and Europe, which massively expanded its addressable market. Shockwave is in the early stages of adoption and is delivering innovative treatments across the world.
Within industrials, Axon Enterprise, Inc., manufactures cameras, software, and devices for law enforcement. During the year, Axon reported strong growth across most segments and improved profit margins within software. With a growing international client base and expanding product lineup, Axon is poised for continued strong results.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Allspring VT Discovery Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The growth of a business remains our north star.
While the current outlook is challenging, we remain encouraged by the ability of innovators to create solutions. As the economy navigates rising interest rates and high inflation, companies that are creating efficiencies, automating processes, or digitizing businesses will likely see strong demand for their products. Furthermore, we believe the “3 Ds” —high debt levels, changing demographics, and rapid disruption—will ultimately lead to slow long-term economic growth.
The severe volatility over the past year has caused stock prices to disconnect from underlying fundamentals. It is our experience that these periods are often temporary and can set the portfolio up for strong future performance. Therefore, it is important to remain disciplined and execute our investment process. Reacting to short-term volatility in a chaotic world is not the recipe for success. Deep fundamental research is needed to identify who is winning and losing in a world of rapid disruption and economic uncertainty.
While we did increase exposure to resilient core growth holdings during the year, we maintained balanced exposure to higher-growth “developing situations” with disruptive technologies. Over the long term, the growth of an underlying business is the dominant driver of equity returns and is the guiding principle of our investment philosophy. Therefore, we are confident that the fundamental growth of our portfolios will be unlocked and will reward the patience of our shareholders with strong future performance.

Allspring VT Discovery Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,025.23	$5.87	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring VT Discovery Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Common stocks: 96.77%
Communication services: 7.12%
Entertainment: 3.68%
Liberty Media Corporation †	41,100	$ 2,456,958
Warner Music Group Corporation Class A	63,600	2,227,272
		4,684,230
Interactive media & services: 3.44%
IAC/InterActiveCorp †	33,472	1,486,157
Match Group Incorporated †	25,300	1,049,697
ZoomInfo Technologies Incorporated †	61,200	1,842,732
		4,378,586
Consumer discretionary: 12.21%
Diversified consumer services: 0.79%
Mister Car Wash Incorporated †«	108,030	997,117
Hotels, restaurants & leisure: 6.20%
Chipotle Mexican Grill Incorporated †	1,300	1,803,737
Domino's Pizza Incorporated	4,294	1,487,442
Hyatt Hotels Corporation Class A †	11,900	1,076,355
MGM Resorts International	36,500	1,223,845
Wingstop Incorporated	16,700	2,298,254
		7,889,633
Internet & direct marketing retail: 2.99%
Global-E Online Limited †	63,889	1,318,669
MercadoLibre Incorporated †	2,943	2,490,484
		3,809,153
Leisure products: 1.35%
Callaway Golf Company †	87,010	1,718,448
Textiles, apparel & luxury goods: 0.88%
On Holding AG Class A †	65,200	1,118,832
Financials: 4.10%
Capital markets: 3.37%
MarketAxess Holdings Incorporated	8,700	2,426,343
Morningstar Incorporated	8,600	1,862,674
		4,289,017
Insurance: 0.73%
Goosehead Insurance Incorporated Class A	26,946	925,326
Health care: 22.73%
Biotechnology: 3.84%
Ascendis Pharma AS ADR †	10,148	1,239,375
CRISPR Therapeutics AG †	10,927	444,183
Exact Sciences Corporation †	20,300	1,005,053
Mirati Therapeutics Incorporated †	10,100	457,631
The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  11

Portfolio of investments—December 31, 2022

	Shares	Value
Biotechnology (continued)
Sarepta Therapeutics Incorporated †	11,000	$ 1,425,380
Zentalis Pharmaceuticals Incorporated †	15,900	320,226
		4,891,848
Health care equipment & supplies: 10.44%
DexCom Incorporated †	20,700	2,344,068
ICU Medical Incorporated †	9,400	1,480,312
Inari Medical Incorporated †	27,600	1,754,256
Inspire Medical Systems Incorporated †	10,500	2,644,740
Insulet Corporation †	6,299	1,854,363
iRhythm Technologies Incorporated †	12,200	1,142,774
Shockwave Medical Incorporated †	10,052	2,066,792
		13,287,305
Health care providers & services: 3.19%
HealthEquity Incorporated †	28,400	1,750,576
Option Care Health Incorporated †	76,600	2,304,894
		4,055,470
Life sciences tools & services: 5.26%
Azenta Incorporated †	25,500	1,484,610
Bio-Rad Laboratories Incorporated Class A †	4,900	2,060,401
Bio-Techne Corporation	37,900	3,141,152
		6,686,163
Industrials: 18.95%
Aerospace & defense: 2.33%
Axon Enterprise Incorporated †	17,900	2,970,147
Building products: 2.39%
Advanced Drainage Systems Incorporated	20,214	1,656,942
Trex Company Incorporated †	32,700	1,384,191
		3,041,133
Commercial services & supplies: 6.76%
Casella Waste Systems Incorporated Class A †	41,734	3,309,924
Ritchie Bros. Auctioneers Incorporated	15,500	896,365
Rollins Incorporated	52,100	1,903,734
Tetra Tech Incorporated	17,200	2,497,268
		8,607,291
Professional services: 1.76%
Clarivate plc †	78,011	650,612
FTI Consulting Incorporated †	10,000	1,588,000
		2,238,612
Road & rail: 2.76%
J.B. Hunt Transport Services Incorporated	9,400	1,638,984
Saia Incorporated †	8,900	1,866,152
		3,505,136
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Discovery Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Trading companies & distributors: 2.95%
SiteOne Landscape Supply Incorporated †	15,861	$ 1,860,813
Watsco Incorporated	7,600	1,895,440
		3,756,253
Information technology: 27.50%
Electronic equipment, instruments & components: 6.37%
Novanta Incorporated †	19,800	2,690,226
Teledyne Technologies Incorporated †	10,900	4,359,019
Zebra Technologies Corporation Class A †	4,100	1,051,281
		8,100,526
IT services: 5.56%
Globant SA †	12,000	2,017,920
MongoDB Incorporated †	5,200	1,023,568
StoneCo Limited Class A †	97,419	919,635
WNS Holdings Limited ADR †	39,000	3,119,610
		7,080,733
Semiconductors & semiconductor equipment: 4.71%
Enphase Energy Incorporated †	6,200	1,642,752
Impinj Incorporated †	20,700	2,260,026
Monolithic Power Systems Incorporated	3,200	1,131,552
Wolfspeed Incorporated †	13,900	959,656
		5,993,986
Software: 10.86%
Bill.com Holdings Incorporated †	17,566	1,913,991
CCC Intelligent Solutions †	173,100	1,505,970
Confluent Incorporated Class A †	42,100	936,304
Fair Isaac Corporation †	3,100	1,855,598
Five9 Incorporated †	30,300	2,056,158
HubSpot Incorporated	4,400	1,272,172
Olo Incorporated Class A †	128,800	805,000
Tyler Technologies Incorporated †	6,500	2,095,665
Zscaler Incorporated †	12,300	1,376,370
		13,817,228
Real estate: 4.16%
Equity REITs: 4.16%
Equity Lifestyle Properties Incorporated	36,045	2,328,507
Rexford Industrial Realty Incorporated	54,200	2,961,485
		5,289,992
Total Common stocks (Cost $137,809,579)		123,132,165

The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  13

Portfolio of investments—December 31, 2022

		Yield	Shares	Value
Short-term investments: 4.10%
Investment companies: 4.10%
Allspring Government Money Market Fund Select Class ♠∞		4.09%	4,203,560	$ 4,203,560
Securities Lending Cash Investments LLC ♠∩∞		4.36	1,012,703	1,012,703
Total Short-term investments (Cost $5,216,255)				5,216,263
Total investments in securities (Cost $143,025,834)	100.87%			128,348,428
Other assets and liabilities, net	(0.87)			(1,105,044)
Total net assets	100.00%			$127,243,384

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 2,530,623	$39,595,932	$(37,922,995)	$ 0	$0	$ 4,203,560	4,203,560	$ 75,077
Securities Lending Cash Investments LLC	11,352,850	43,814,010	(54,154,160)	(5)	8	1,012,703	1,012,703	36,412 #
				$ (5)	$8	$5,216,263		$111,489

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Discovery Fund

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities (including $983,918 of securities loaned), at value (cost $137,809,579)	$ 123,132,165
Investments in affiliated securities, at value (cost $5,216,255)	5,216,263
Receivable for Fund shares sold	80,870
Receivable for dividends	47,811
Receivable for securities lending income, net	414
Prepaid expenses and other assets	1,543
Total assets	128,479,066
Liabilities
Payable upon receipt of securities loaned	1,012,703
Management fee payable	86,803
Payable for Fund shares redeemed	77,126
Distribution fee payable	29,540
Administration fee payable	9,498
Trustees’ fees and expenses payable	1,514
Accrued expenses and other liabilities	18,498
Total liabilities	1,235,682
Total net assets	$127,243,384
Net assets consist of
Paid-in capital	$ 150,094,567
Total distributable loss	(22,851,183)
Total net assets	$127,243,384
Computation of net asset value per share
Net assets – Class 2	$ 127,243,384
Share outstanding – Class 2[1]	7,470,868
Net asset value per share – Class 2	$17.03
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  15

Statement of operations—year ended December 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $628)	$ 269,634
Income from affiliated securities	88,800
Total investment income	358,434
Expenses
Management fee	1,117,100
Administration fee – Class 2	119,157
Distribution fee – Class 2	365,219
Custody and accounting fees	21,263
Professional fees	46,001
Shareholder report expenses	28,050
Trustees’ fees and expenses	21,078
Other fees and expenses	5,219
Total expenses	1,723,087
Less: Fee waivers and/or expense reimbursements
Fund-level	(15,284)
Net expenses	1,707,803
Net investment loss	(1,349,369)
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(8,063,762)
Affiliated securities	(5)
Net realized losses on investments	(8,063,767)
Net change in unrealized gains (losses) on
Unaffiliated securities	(72,996,290)
Affiliated securities	8
Net change in unrealized gains (losses) on investments	(72,996,282)
Net realized and unrealized gains (losses) on investments	(81,060,049)
Net decrease in net assets resulting from operations	$(82,409,418)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Discovery Fund

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021
Operations
Net investment loss		$ (1,349,369)		$ (2,490,339)
Net realized gains (losses) on investments		(8,063,767)		51,123,731
Net change in unrealized gains (losses) on investments		(72,996,282)		(60,409,976)
Net decrease in net assets resulting from operations		(82,409,418)		(11,776,584)
Distributions to shareholders from
Net investment income and net realized gains – Class 2		(51,108,273)		(17,942,862)
Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	576,216	14,275,381	455,338	21,604,014
Reinvestment of distributions – Class 2	2,801,989	51,108,273	410,216	17,942,862
Payment for shares redeemed – Class 2	(1,073,835)	(25,445,459)	(952,059)	(44,958,194)
Net increase (decrease) in net assets resulting from capital share transactions		39,938,195		(5,411,318)
Total decrease in net assets		(93,579,496)		(35,130,764)
Net assets
Beginning of period		220,822,880		255,953,644
End of period		$127,243,384		$220,822,880
The accompanying notes are an integral part of these financial statements.

Allspring VT Discovery Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2022	2021	2020	2019	2018
Net asset value, beginning of period	$42.74	$48.73	$32.85	$26.14	$31.74
Net investment loss	(0.18)	(0.48)	(0.34)	(0.25)	(0.17)
Net realized and unrealized gains (losses) on investments	(15.32)	(1.89)	19.54	10.47	(1.39)
Total from investment operations	(15.50)	(2.37)	19.20	10.22	(1.56)
Distributions to shareholders from
Net realized gains	(10.21)	(3.62)	(3.32)	(3.51)	(4.04)
Net asset value, end of period	$17.03	$42.74	$48.73	$32.85	$26.14
Total return[1]	(37.85)%	(5.04)%	62.65%	39.02%	(7.06)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.13%	1.14%	1.16%	1.16%
Net expenses	1.15%	1.13%	1.14%	1.15%	1.15%
Net investment loss	(0.91)%	(1.03)%	(0.93)%	(0.79)%	(0.55)%
Supplemental data
Portfolio turnover rate	51%	57%	47%	71%	60%
Net assets, end of period (000s omitted)	$127,243	$220,823	$255,954	$168,489	$125,806

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Discovery Fund

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Discovery Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Allspring VT Discovery Fund  |  19

Notes to financial statements
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $144,263,615 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 15,489,360
Gross unrealized losses	(31,404,547)
Net unrealized losses	$(15,915,187)
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(1,353,434)	$1,353,434
As of December 31, 2022, the Fund had capital loss carryforwards which consisted of $6,935,996 in short-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20  |  Allspring VT Discovery Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 9,062,816	$0	$0	$ 9,062,816
Consumer discretionary	15,533,183	0	0	15,533,183
Financials	5,214,343	0	0	5,214,343
Health care	28,920,786	0	0	28,920,786
Industrials	24,118,572	0	0	24,118,572
Information technology	34,992,473	0	0	34,992,473
Real estate	5,289,992	0	0	5,289,992
Short-term investments
Investment companies	5,216,263	0	0	5,216,263
Total assets	$128,348,428	$0	$0	$128,348,428
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.700
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2022, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Allspring VT Discovery Fund  |  21

Notes to financial statements
Administration fee
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed through April 30, 2023 to waive fees and/or reimburse management and administration fees to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2022 were $75,043,637 and $90,129,622, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
National Financial Services LLC	$983,918	$(983,918)	$0
1 Collateral disclosed within this table is limited to the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.

22  |  Allspring VT Discovery Fund

Notes to financial statements
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year ended December 31
	2022	2021
Long-term capital gain	$51,108,273	$17,942,862
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(15,915,187)	$(6,935,996)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring VT Discovery Fund  |  23

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Discovery Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

24  |  Allspring VT Discovery Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $51,108,273 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Discovery Fund  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Allspring VT Discovery Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring VT Discovery Fund  |  27

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

28  |  Allspring VT Discovery Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-mmuitxjy 02-23
AR3221 12-22

Annual Report
December 31, 2022
Allspring
VT Index Asset Allocation Fund

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2022. Globally, stocks and bonds experienced heightened volatility and historically poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -18.11%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -16.00%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -13.01%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.70%, the Bloomberg Municipal Bond Index6 declined 8.53%, and the ICE BofA U.S. High Yield Index7 fell 11.17%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In January 2022, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Federal Reserve (Fed) hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Index Asset Allocation Fund

Letter to shareholders (unaudited)
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring VT Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Index Asset Allocation Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kandarp R. Acharya, CFA®, FRM‡, Manjunath Boraiah†, Petros N. Bocray, CFA®‡, FRM, John R. Campbell, CFA®‡†, Travis L. Keshemberg, CFA®‡, CIPM, FRM#, David Neal, CFA®‡†, Nick Toporkov, Ph.D., CFA®‡†, Robert M. Wicentowski, CFA®‡†, Limin Xiao, Ph.D., CFA®‡†
Average annual total returns (%) as of December 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 2	4-15-1994	-17.02	5.54	8.51	1.13	1.00
Index Asset Allocation Blended Index[3]	–	-15.52	5.98	8.40	–	–
Bloomberg U.S. Treasury Index[4]	–	-12.46	-0.10	0.58	–	–
S&P 500 Index[5]	–	-18.11	9.42	12.56	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.
[3]	Source: Allspring Funds Management, LLC. The Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Keshemberg became a portfolio manager of the Fund on March 24, 2022.
†	Mr. Boraiah, Mr. Campbell, Mr. Neal, Mr. Toporkov, Mr. Wicentowski and Ms. Xiao became portfolio managers of the Fund on June 10, 2022.

6  |  Allspring VT Index Asset Allocation Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg U.S. Treasury Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Index Asset Allocation Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended December 31, 2022.
■	The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, detracted from performance during the period.
■	The Fund’s stock and bond allocations performed in line with their respective benchmarks, the S&P 500 Index and the Bloomberg U.S. Treasury Index.
Challenges included high inflation and rate hikes.
Most years are a mix of stories. This past year was no exception, though there were three recurring themes. First, the horrible invasion of Ukraine by Russia escalated quickly and persisted through the year with many twists. Ukraine has fought back valiantly. The West has imposed sanctions and tried to pivot toward other sources of energy other than Russian gas and oil. The invasion has killed thousands. It threatened food and fuel supplies. There are still energy supply shock risks, especially for Europe, but commodity prices have retreated toward where they were before Russia’s invasion.
The second major story was China’s zero-COVID policy. The Chinese government stuck with the policy much longer than many had hoped. That caused recurring supply chain strains, shocks, and uncertainties. In a rapid about-face near year-end, China’s policymakers quickly eased COVID-19 restrictions. The country basically went from zero-tolerance to full-tolerance.
Ten largest holdings (%) as of December 31, 2022[1]
Apple Incorporated	3.61
Microsoft Corporation	3.32
U.S. Treasury Note, 1.38%, 10-31-2028	1.79
Amazon.com Incorporated	1.38
U.S. Treasury Note, 1.38%, 11-15-2031	1.22
U.S. Treasury Note, 0.50%, 10-31-2027	1.06
Berkshire Hathaway Incorporated Class B	1.03
U.S. Treasury Note, 2.75%, 8-15-2032	0.99
Alphabet Incorporated Class A	0.98
UnitedHealth Group Incorporated	0.92
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The third major story for 2022 was the central bank pivot toward hiking rates. In October 2021, the Federal Reserve (Fed) started talking about how it was (finally) beginning to take inflation seriously. By January, the Fed said it planned on hiking rates in March. Some central banks were ahead of the
Fed in tightening policy, but by March 2022, it seemed like every central bank (except Japan’s) was trying to regain credibility in fighting inflation after being about a year late to recognize that inflation might be a problem.
The financial markets seemed to have a few different phases in 2022. Panic set in when it looked like central bankers weren't taking inflation serious enough. Then markets rallied when central bankers pivoted to hiking, showing they were indeed going to take inflation seriously. Then panic set in again when it looked like central bankers were taking inflation too seriously. Now it feels like markets are rallying, saying policymakers are bluffing in their threats to hike to the moon.
Sector allocation as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
About nine months into a rapid tightening cycle, inflationary pressures are easing while broad swaths of the global economy are showing signs of tilting toward, or already being in, a recession. The Fed seems to have a love for labor market indicators even though the unemployment rate is an insufficient and unreliable indicator of future inflation. Housing activity has been falling for six consecutive quarters along with real spending on goods. Real wages have been falling. Demand destruction has been happening. Supply chains have been clearing. The inflation of 2022 was a consequence of bad policy decisions from 2021. A stagnant economy, if not an outright recession, in 2023 will likely be

8  |  Allspring VT Index Asset Allocation Fund

Performance highlights (unaudited)
the consequence of bad policy decisions from 2022. Two wrongs don't make a right, especially with monetary policy.
The S&P 500 Index fell 18.11% in 2022 while the Bloomberg U.S. Aggregate Bond Index* lost 13.01%. Within the equity markets, energy was the high-flyer, with the S&P 500 Energy Index** returning 65.72% for the year. The worst-performing sector was communication services, with a 39.89% drop.
Tactical asset allocation shifts detracted from performance during the 12-month period.
The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, while its bond holdings seek to replicate those of the Bloomberg U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective target allocation of 60% stocks, 50% bonds, and -10% effective cash. During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes.
Allocation (%) as of December 31, 2022
	Neutral allocation	Effective allocation[1]
Stock Funds	60	60
Bond Funds	40	50
Effective Cash	0	(10)
[1]	Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.
On average, the team maintained an overweight to stocks during the first half of 2022. The tactical tilt toward equities—implemented with long positions in S&P 500 futures—detracted from performance amid a sharp sell-off in global equity markets during the first six months of the year. The team adopted a more defensive posture in early summer and throughout the second half of the year by implementing a set of short positions in S&P 500 futures. During the period, the team also implemented various yield curve management strategies that added modestly to performance. On the whole, the tactical futures overlay positions implemented during the 12-month period detracted approximately 0.7% from the performance of the Fund.
Our outlook is neutral over both the short and long term.
Our short-term outlook remains neutral. Sentiment is neutral as the MSCI ACWI (Net)*** finished the year neither overbought nor oversold as it advanced 9.8% in the final quarter, inclusive of a 4.6% pull back at the end of the year, with the VIX Index† closing at 22, below its one-year average of 26, reflecting slightly lower market volatility. The market has rebounded 10.3% off a near two-year low. However, economic growth prospects continue to decelerate, illustrated by a further decline in the global composite Purchasing Managers’ Index†† from 49.7 in September to 48.2 and decelerating earnings growth from above-trend levels. Finally, while central banks may be approaching their respective peak interest rate levels, they continue to raise their policy rates, with cumulative 125-basis-point (bp; 100 bps equal 1.00%) hikes from the Fed, the European Central Bank, and the Bank of England during the quarter. They are all expected to maintain elevated rates longer while fiscal policy has stalled in light of recent multi-decade highs in inflation.
Our long-term outlook remains cautious. First, equity valuations are elevated with the MSCI ACWI (Net) trading at 2x price/book but off highs of 3x. Second, long-term economic growth is facing headwinds from elevated inflation, tightening monetary policy in developed markets, and geopolitical uncertainties, increasing the risk of an economic slowdown in Europe in the near term and possibly in the U.S. in the second half of 2023.

*	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
**	The S&P 500 Energy comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector. You cannot invest directly in an index.

*	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
***	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

*	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
†	The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market's expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

*	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
††	The PurchasingManagers' Index (PMI) is an index of the prevailing direction of economic trends in themanufacturing and service sectors. You cannot invest directly in an index.

Allspring VT Index Asset Allocation Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class 2
Actual	$1,000.00	$ 994.17	$5.03	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Common stocks: 59.62%
Communication services: 4.34%
Diversified telecommunication services: 0.56%
AT&T Incorporated	8,270	$ 152,251
Lumen Technologies Incorporated	1,104	5,763
Verizon Communications Incorporated	4,873	191,996
		350,010
Entertainment: 0.79%
Activision Blizzard Incorporated	826	63,230
Electronic Arts Incorporated	304	37,143
Live Nation Entertainment Incorporated †	166	11,577
Netflix Incorporated †	516	152,158
Take-Two Interactive Software Incorporated †	183	19,056
The Walt Disney Company	2,115	183,751
Warner Bros. Discovery Incorporated †	2,564	24,307
		491,222
Interactive media & services: 2.37%
Alphabet Incorporated Class A †	6,931	611,522
Alphabet Incorporated Class C †	6,144	545,157
Match Group Incorporated †	324	13,443
Meta Platforms Incorporated Class A †	2,609	313,967
		1,484,089
Media: 0.47%
Charter Communications Incorporated Class A †	125	42,388
Comcast Corporation Class A	5,006	175,060
DISH Network Corporation Class A †	292	4,100
Fox Corporation Class A	351	10,660
Fox Corporation Class B	162	4,609
Interpublic Group of Companies Incorporated	451	15,023
News Corporation Class A	444	8,081
News Corporation Class B	137	2,526
Omnicom Group Incorporated	237	19,332
Paramount Global Class B	586	9,892
		291,671
Wireless telecommunication services: 0.15%
T-Mobile US Incorporated †	693	97,020
Consumer discretionary: 5.84%
Auto components: 0.06%
Aptiv plc †	314	29,243
BorgWarner Incorporated	272	10,948
		40,191
Automobiles: 0.79%
Ford Motor Company	4,583	53,300
General Motors Company	1,648	55,439
Tesla Motors Incorporated †	3,114	383,583
		492,322
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  11

Portfolio of investments—December 31, 2022

	Shares	Value
Distributors: 0.09%
Genuine Parts Company	164	$ 28,456
LKQ Corporation	295	15,756
Pool Corporation	45	13,605
		57,817
Hotels, restaurants & leisure: 1.20%
Booking Holdings Incorporated †	45	90,688
Caesars Entertainment Incorporated †	249	10,358
Carnival Corporation †	1,162	9,366
Chipotle Mexican Grill Incorporated †	32	44,400
Darden Restaurants Incorporated	142	19,643
Domino's Pizza Incorporated	41	14,202
Expedia Group Incorporated †	175	15,330
Hilton Worldwide Holdings Incorporated	314	39,677
Las Vegas Sands Corporation †	381	18,315
Marriott International Incorporated Class A	312	46,454
McDonald's Corporation	850	224,001
MGM Resorts International	370	12,406
Norwegian Cruise Line Holdings Limited †	489	5,985
Royal Caribbean Cruises Limited †	255	12,605
Starbucks Corporation	1,332	132,134
Wynn Resorts Limited †	120	9,896
Yum! Brands Incorporated	327	41,882
		747,342
Household durables: 0.20%
D.R. Horton Incorporated	363	32,358
Garmin Limited	178	16,428
Lennar Corporation Class A	296	26,788
Mohawk Industries Incorporated †	61	6,235
Newell Rubbermaid Incorporated	437	5,716
NVR Incorporated	3	13,838
PulteGroup Incorporated	264	12,020
Whirlpool Corporation	63	8,912
		122,295
Internet & direct marketing retail: 1.45%
Amazon.com Incorporated †	10,298	865,032
eBay Incorporated	630	26,126
Etsy Incorporated †	146	17,488
		908,646
Leisure products: 0.01%
Hasbro Incorporated	151	9,213
Multiline retail: 0.29%
Dollar General Corporation	262	64,518
Dollar Tree Incorporated	244	34,511
Target Corporation	534	79,587
		178,616
Specialty retail: 1.43%
Advance Auto Parts Incorporated	70	10,292
AutoZone Incorporated †	22	54,256
Bath & Body Works Incorporated	265	11,167
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Specialty retail (continued)
Best Buy Company Incorporated	232	$ 18,609
CarMax Incorporated †	183	11,143
Lowe's Companies Incorporated	720	143,453
O'Reilly Automotive Incorporated †	73	61,614
Ross Stores Incorporated	403	46,776
The Home Depot Incorporated	1,188	375,242
The TJX Companies Incorporated	1,347	107,221
Tractor Supply Company	128	28,796
Ulta Beauty Incorporated †	59	27,675
		896,244
Textiles, apparel & luxury goods: 0.32%
Nike Incorporated Class B	1,462	171,069
Ralph Lauren Corporation	48	5,072
Tapestry Incorporated	280	10,662
VF Corporation	383	10,575
		197,378
Consumer staples: 4.29%
Beverages: 1.16%
Brown-Forman Corporation Class B	212	13,924
Constellation Brands Incorporated Class A	188	43,569
Keurig Dr. Pepper Incorporated	986	35,161
Molson Coors Brewing Company Class B	218	11,231
Monster Beverage Corporation †	442	44,876
PepsiCo Incorporated	1,599	288,875
The Coca-Cola Company	4,516	287,263
		724,899
Food & staples retailing: 0.92%
Costco Wholesale Corporation	514	234,641
Sysco Corporation	588	44,953
The Kroger Company	756	33,702
Walgreens Boots Alliance Incorporated	833	31,121
Walmart Incorporated	1,638	232,252
		576,669
Food products: 0.72%
Archer Daniels Midland Company	637	59,145
Campbell Soup Company	233	13,223
ConAgra Foods Incorporated	556	21,517
General Mills Incorporated	689	57,773
Hormel Foods Corporation	336	15,305
Kellogg Company	297	21,158
Lamb Weston Holdings Incorporated	167	14,923
McCormick & Company Incorporated	291	24,121
Mondelez International Incorporated Class A	1,585	105,640
The Hershey Company	171	39,598
The J.M. Smucker Company	124	19,649
The Kraft Heinz Company	924	37,616
Tyson Foods Incorporated Class A	336	20,916
		450,584
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  13

Portfolio of investments—December 31, 2022

	Shares	Value
Household products: 0.94%
Church & Dwight Company Incorporated	283	$ 22,813
Colgate-Palmolive Company	969	76,348
Kimberly-Clark Corporation	392	53,214
The Clorox Company	143	20,067
The Procter & Gamble Company	2,750	416,790
		589,232
Personal products: 0.11%
The Estee Lauder Companies Incorporated Class A	268	66,493
Tobacco: 0.44%
Altria Group Incorporated	2,079	95,031
Philip Morris International Incorporated	1,799	182,077
		277,108
Energy: 3.12%
Energy equipment & services: 0.26%
Baker Hughes Company	1,162	34,314
Halliburton Company	1,054	41,475
Schlumberger Limited	1,645	87,942
		163,731
Oil, gas & consumable fuels: 2.86%
APA Corporation	373	17,412
Chevron Corporation	2,064	370,467
ConocoPhillips	1,446	170,628
Coterra Energy Incorporated	915	22,482
Devon Energy Corporation	758	46,625
Diamondback Energy Incorporated	204	27,903
EOG Resources Incorporated	682	88,333
EQT Corporation	426	14,412
Exxon Mobil Corporation	4,779	527,124
Hess Corporation	322	45,666
Kinder Morgan Incorporated	2,295	41,494
Marathon Oil Corporation	737	19,951
Marathon Petroleum Corporation	544	63,316
Occidental Petroleum Corporation	844	53,164
ONEOK Incorporated	519	34,098
Phillips 66	548	57,036
Pioneer Natural Resources Company	276	63,036
Targa Resources Corporation	263	19,331
The Williams Companies Incorporated	1,413	46,488
Valero Energy Corporation	447	56,706
		1,785,672
Financials: 6.95%
Banks: 2.28%
Bank of America Corporation	8,098	268,206
Citigroup Incorporated	2,247	101,632
Citizens Financial Group Incorporated	571	22,480
Comerica Incorporated	152	10,161
Fifth Third Bancorp	796	26,117
First Republic Bank	212	25,841
Huntington Bancshares Incorporated	1,674	23,603
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Banks (continued)
JPMorgan Chase & Company	3,403	$ 456,342
KeyCorp	1,083	18,866
M&T Bank Corporation	200	29,012
PNC Financial Services Group Incorporated	468	73,916
Regions Financial Corporation	1,084	23,371
Signature Bank	73	8,411
SVB Financial Group †	69	15,880
Truist Financial Corporation	1,539	66,223
US Bancorp	1,569	68,424
Wells Fargo & Company	4,421	182,543
Zions Bancorporation	174	8,554
		1,429,582
Capital markets: 1.87%
Ameriprise Financial Incorporated	123	38,299
Bank of New York Mellon Corporation	853	38,829
BlackRock Incorporated	174	123,302
Cboe Global Markets Incorporated	123	15,433
CME Group Incorporated	417	70,123
FactSet Research Systems Incorporated	44	17,653
Franklin Resources Incorporated	330	8,705
Intercontinental Exchange Incorporated	648	66,478
Invesco Limited	528	9,499
MarketAxess Holdings Incorporated	44	12,271
Moody's Corporation	183	50,987
Morgan Stanley	1,530	130,081
MSCI Incorporated	93	43,261
Northern Trust Corporation	242	21,415
Raymond James Financial Incorporated	225	24,041
S&P Global Incorporated	386	129,287
State Street Corporation	426	33,045
T. Rowe Price Group Incorporated	259	28,247
The Charles Schwab Corporation	1,770	147,370
The Goldman Sachs Group Incorporated	393	134,948
The NASDAQ Incorporated	393	24,111
		1,167,385
Consumer finance: 0.31%
American Express Company	694	102,539
Capital One Financial Corporation	443	41,181
Discover Financial Services	317	31,012
Synchrony Financial	523	17,186
		191,918
Diversified financial services: 1.03%
Berkshire Hathaway Incorporated Class B †	2,091	645,910
Insurance: 1.46%
AFLAC Incorporated	657	47,265
American International Group Incorporated	862	54,513
Aon plc Class A	240	72,034
Arch Capital Group Limited †	429	26,933
Arthur J. Gallagher & Company	245	46,192
Assurant Incorporated	61	7,629
Brown & Brown Incorporated	273	15,553
Chubb Limited	482	106,329
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  15

Portfolio of investments—December 31, 2022

	Shares	Value
Insurance (continued)
Cincinnati Financial Corporation	182	$ 18,635
Everest Reinsurance Group Limited	45	14,907
Globe Life Incorporated	105	12,658
Lincoln National Corporation	179	5,499
Loews Corporation	229	13,358
Marsh & McLennan Companies Incorporated	576	95,316
MetLife Incorporated	765	55,363
Principal Financial Group Incorporated	264	22,155
Progressive Corporation	679	88,073
Prudential Financial Incorporated	427	42,469
The Allstate Corporation	308	41,765
The Hartford Financial Services Group Incorporated	369	27,981
The Travelers Companies Incorporated	272	50,997
W.R. Berkley Corporation	237	17,199
Willis Towers Watson plc	126	30,817
		913,640
Health care: 9.43%
Biotechnology: 1.48%
AbbVie Incorporated	2,052	331,624
Amgen Incorporated	619	162,574
Biogen Incorporated †	167	46,246
Gilead Sciences Incorporated	1,455	124,912
Incyte Corporation	214	17,188
Moderna Incorporated †	383	68,794
Regeneron Pharmaceuticals Incorporated †	124	89,465
Vertex Pharmaceuticals Incorporated †	298	86,056
		926,859
Health care equipment & supplies: 1.68%
Abbott Laboratories	2,023	222,105
Align Technology Incorporated †	84	17,716
Baxter International Incorporated	585	29,817
Becton Dickinson & Company	331	84,173
Boston Scientific Corporation †	1,662	76,901
Dentsply Sirona Incorporated	249	7,928
DexCom Incorporated †	448	50,732
Edwards Lifesciences Corporation †	717	53,495
Hologic Incorporated	290	21,695
IDEXX Laboratories Incorporated †	96	39,164
Intuitive Surgical Incorporated †	410	108,794
Medtronic plc	1,542	119,844
ResMed Incorporated	170	35,382
STERIS plc	116	21,424
Stryker Corporation	391	95,596
Teleflex Incorporated	54	13,480
The Cooper Companies Incorporated	57	18,848
Zimmer Biomet Holdings Incorporated	243	30,983
		1,048,077
Health care providers & services: 2.20%
AmerisourceBergen Corporation	188	31,153
Cardinal Health Incorporated	304	23,368
Centene Corporation †	657	53,881
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Health care providers & services (continued)
Cigna Corporation	355	$ 117,626
CVS Health Corporation	1,525	142,115
DaVita HealthCare Partners Incorporated †	64	4,779
Elevance Health Incorporated	277	142,093
HCA Healthcare Incorporated	246	59,030
Henry Schein Incorporated †	157	12,540
Humana Incorporated	147	75,292
Laboratory Corporation of America Holdings	103	24,254
McKesson Corporation	165	61,895
Molina Healthcare Incorporated	68	22,455
Quest Diagnostics Incorporated	132	20,650
UnitedHealth Group Incorporated	1,084	574,715
Universal Health Services Incorporated Class B	74	10,426
		1,376,272
Life sciences tools & services: 1.16%
Agilent Technologies Incorporated	344	51,480
Bio-Rad Laboratories Incorporated Class A †	25	10,512
Bio-Techne Corporation	182	15,084
Charles River Laboratories International Incorporated †	59	12,856
Danaher Corporation	760	201,719
Illumina Incorporated †	183	37,003
IQVIA Holdings Incorporated †	216	44,256
Mettler-Toledo International Incorporated †	26	37,582
PerkinElmer Incorporated	146	20,472
Thermo Fisher Scientific Incorporated	455	250,564
Waters Corporation †	69	23,638
West Pharmaceutical Services Incorporated	86	20,240
		725,406
Pharmaceuticals: 2.91%
Bristol-Myers Squibb Company	2,467	177,501
Catalent Incorporated †	209	9,407
Eli Lilly & Company	915	334,744
Johnson & Johnson	3,034	535,956
Merck & Company Incorporated	2,942	326,415
Organon & Company	295	8,239
Pfizer Incorporated	6,513	333,726
Viatris Incorporated	1,407	15,660
Zoetis Incorporated	541	79,284
		1,820,932
Industrials: 5.16%
Aerospace & defense: 1.14%
General Dynamics Corporation	261	64,757
Howmet Aerospace Incorporated	427	16,828
Huntington Ingalls Industries Incorporated	46	10,611
L3Harris Technologies Incorporated	221	46,014
Lockheed Martin Corporation	271	131,839
Northrop Grumman Corporation	168	91,662
Raytheon Technologies Corporation	1,706	172,170
Textron Incorporated	242	17,134
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  17

Portfolio of investments—December 31, 2022

	Shares	Value
Aerospace & defense (continued)
The Boeing Company †	650	$ 123,819
TransDigm Group Incorporated	60	37,779
		712,613
Air freight & logistics: 0.36%
C.H. Robinson Worldwide Incorporated	137	12,544
Expeditors International of Washington Incorporated	185	19,225
FedEx Corporation	278	48,150
United Parcel Service Incorporated Class B	847	147,242
		227,161
Airlines: 0.13%
Alaska Air Group Incorporated †	147	6,312
American Airlines Group Incorporated †	754	9,591
Delta Air Lines Incorporated †	744	24,448
Southwest Airlines Company †	689	23,199
United Airlines Holdings Incorporated †	379	14,288
		77,838
Building products: 0.27%
A.O. Smith Corporation	147	8,414
Allegion plc	102	10,737
Carrier Global Corporation	970	40,013
Johnson Controls International plc	799	51,136
Masco Corporation	262	12,228
Trane Technologies plc	267	44,880
		167,408
Commercial services & supplies: 0.29%
Cintas Corporation	100	45,162
Copart Incorporated †	497	30,262
Republic Services Incorporated	238	30,700
Rollins Incorporated	269	9,829
Waste Management Incorporated	433	67,929
		183,882
Construction & engineering: 0.04%
Quanta Services Incorporated	166	23,655
Electrical equipment: 0.35%
AMETEK Incorporated	266	37,166
Eaton Corporation plc	461	72,354
Emerson Electric Company	686	65,897
Generac Holdings Incorporated †	74	7,449
Rockwell Automation Incorporated	133	34,257
		217,123
Industrial conglomerates: 0.56%
3M Company	641	76,869
General Electric Company	1,268	106,246
Honeywell International Incorporated	780	167,154
		350,269
Machinery: 1.12%
Caterpillar Incorporated	604	144,694
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Machinery (continued)
Cummins Incorporated	164	$ 39,736
Deere & Company	319	136,774
Dover Corporation	163	22,072
Fortive Corporation	411	26,407
IDEX Corporation	88	20,093
Illinois Tool Works Incorporated	324	71,377
Ingersoll Rand Incorporated	470	24,558
Nordson Corporation	62	14,739
Otis Worldwide Corporation	483	37,824
PACCAR Incorporated	404	39,984
Parker-Hannifin Corporation	149	43,359
Pentair plc	191	8,591
Snap-on Incorporated	62	14,166
Stanley Black & Decker Incorporated	172	12,921
Wabtec Corporation	211	21,060
Xylem Incorporated	209	23,109
		701,464
Professional services: 0.22%
CoStar Group Incorporated †	472	36,476
Equifax Incorporated	142	27,599
Jacobs Solutions Incorporated	148	17,770
Leidos Holdings Incorporated	159	16,725
Robert Half International Incorporated	126	9,303
Verisk Analytics Incorporated	181	31,932
		139,805
Road & rail: 0.54%
CSX Corporation	2,439	75,560
J.B. Hunt Transport Services Incorporated	96	16,739
Norfolk Southern Corporation	269	66,287
Old Dominion Freight Line Incorporated	105	29,797
Union Pacific Corporation	713	147,641
		336,024
Trading companies & distributors: 0.14%
Fastenal Company	665	31,468
United Rentals Incorporated †	80	28,434
W.W. Grainger Incorporated	52	28,925
		88,827
Information technology: 15.35%
Communications equipment: 0.54%
Arista Networks Incorporated †	287	34,827
Cisco Systems Incorporated	4,764	226,957
F5 Networks Incorporated †	69	9,902
Juniper Networks Incorporated	377	12,049
Motorola Solutions Incorporated	194	49,996
		333,731
Electronic equipment, instruments & components: 0.38%
Amphenol Corporation Class A	690	52,537
CDW Corporation of Delaware	157	28,037
Corning Incorporated	883	28,203
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  19

Portfolio of investments—December 31, 2022

	Shares	Value
Electronic equipment, instruments & components (continued)
Keysight Technologies Incorporated	207	$ 35,411
TE Connectivity Limited	369	42,361
Teledyne Technologies Incorporated †	54	21,595
Trimble Incorporated †	286	14,460
Zebra Technologies Corporation Class A †	60	15,385
		237,989
IT services: 2.66%
Accenture plc Class A	731	195,060
Akamai Technologies Incorporated †	182	15,343
Automatic Data Processing Incorporated	481	114,892
Broadridge Financial Solutions Incorporated	137	18,376
Cognizant Technology Solutions Corporation Class A	596	34,085
DXC Technology Company †	267	7,076
EPAM Systems Incorporated †	67	21,959
Fidelity National Information Services Incorporated	689	46,749
Fiserv Incorporated †	737	74,489
FleetCor Technologies Incorporated †	86	15,796
Gartner Incorporated †	92	30,925
Global Payments Incorporated	314	31,186
International Business Machines Corporation	1,049	147,794
Jack Henry & Associates Incorporated	85	14,923
MasterCard Incorporated Class A	985	342,514
Paychex Incorporated	372	42,988
PayPal Holdings Incorporated †	1,323	94,224
VeriSign Incorporated †	107	21,982
Visa Incorporated Class A	1,897	394,121
		1,664,482
Semiconductors & semiconductor equipment: 3.04%
Advanced Micro Devices Incorporated †	1,871	121,185
Analog Devices Incorporated	597	97,926
Applied Materials Incorporated	998	97,185
Broadcom Incorporated	470	262,791
Enphase Energy Incorporated †	158	41,864
First Solar Incorporated	115	17,226
Intel Corporation	4,789	126,573
KLA Corporation	164	61,833
Lam Research Corporation	158	66,407
Microchip Technology Incorporated	638	44,820
Micron Technology Incorporated	1,261	63,025
Monolithic Power Systems Incorporated	52	18,388
NVIDIA Corporation	2,889	422,198
NXP Semiconductors NV	301	47,567
ON Semiconductor Corporation †	502	31,310
Qorvo Incorporated †	118	10,696
Qualcomm Incorporated	1,301	143,032
Skyworks Solutions Incorporated	186	16,950
Solaredge Technologies Incorporated †	65	18,413
Teradyne Incorporated	181	15,810
Texas Instruments Incorporated	1,053	173,977
		1,899,176
Software: 4.98%
Adobe Incorporated †	539	181,390
The accompanying notes are an integral part of these financial statements.

20  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Software (continued)
ANSYS Incorporated †	101	$ 24,401
Autodesk Incorporated †	250	46,718
Cadence Design Systems Incorporated †	318	51,084
Ceridian HCM Holding Incorporated †	178	11,419
Fortinet Incorporated †	752	36,765
Intuit Incorporated	327	127,275
Microsoft Corporation	8,650	2,074,443
NortonLifeLock Incorporated	673	14,422
Oracle Corporation	1,783	145,742
Paycom Software Incorporated †	56	17,377
PTC Incorporated	123	14,765
Roper Technologies Incorporated	123	53,147
Salesforce.com Incorporated †	1,160	153,804
ServiceNow Incorporated †	234	90,855
Synopsys Incorporated †	177	56,514
Tyler Technologies Incorporated †	48	15,476
		3,115,597
Technology hardware, storage & peripherals: 3.75%
Apple Incorporated	17,351	2,254,391
Hewlett Packard Enterprise Company	1,493	23,828
HP Incorporated	1,027	27,595
NetApp Incorporated	252	15,135
Seagate Technology Holdings plc	223	11,732
Western Digital Corporation	369	11,642
		2,344,323
Materials: 1.63%
Chemicals: 1.12%
Air Products & Chemicals Incorporated	257	79,223
Albemarle Corporation	136	29,493
Celanese Corporation Series A	116	11,860
CF Industries Holdings Incorporated	228	19,426
Corteva Incorporated	829	48,729
Dow Incorporated	817	41,169
DuPont de Nemours Incorporated	576	39,531
Eastman Chemical Company	139	11,320
Ecolab Incorporated	288	41,921
FMC Corporation	146	18,221
International Flavors & Fragrances Incorporated	296	31,033
Linde plc	574	187,227
LyondellBasell Industries NV Class A	295	24,494
PPG Industries Incorporated	273	34,327
The Mosaic Company	395	17,329
The Sherwin-Williams Company	274	65,028
		700,331
Construction materials: 0.08%
Martin Marietta Materials Incorporated	72	24,334
Vulcan Materials Company	154	26,967
		51,301
Containers & packaging: 0.17%
Amcor plc	1,728	20,580
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  21

Portfolio of investments—December 31, 2022

	Shares	Value
Containers & packaging (continued)
Avery Dennison Corporation	94	$ 17,014
Ball Corporation	364	18,615
International Paper Company	413	14,302
Packaging Corporation of America	107	13,686
Sealed Air Corporation	168	8,380
WestRock Company	295	10,372
		102,949
Metals & mining: 0.26%
Freeport-McMoRan Incorporated	1,658	63,004
Newmont Corporation	921	43,471
Nucor Corporation	298	39,279
Steel Dynamics Incorporated	194	18,954
		164,708
Real estate: 1.61%
Equity REITs: 1.57%
Alexandria Real Estate Equities Incorporated	173	25,201
American Tower Corporation	540	114,404
AvalonBay Communities Incorporated	162	26,166
Boston Properties Incorporated	166	11,218
Camden Property Trust	124	13,873
Crown Castle International Corporation	502	68,091
Digital Realty Trust Incorporated	334	33,490
Equinix Incorporated	107	70,088
Equity Residential	395	23,305
Essex Property Trust Incorporated	75	15,894
Extra Space Storage Incorporated	155	22,813
Federal Realty Investment Trust	85	8,588
Healthpeak Properties Incorporated	624	15,644
Host Hotels & Resorts Incorporated	830	13,322
Invitation Homes Incorporated	674	19,977
Iron Mountain Incorporated	337	16,799
Kimco Realty Corporation	718	15,207
Mid-America Apartment Communities Incorporated	134	21,037
Prologis Incorporated	1,071	120,734
Public Storage Incorporated	183	51,275
Realty Income Corporation	728	46,177
Regency Centers Corporation	179	11,188
SBA Communications Corporation	125	35,039
Simon Property Group Incorporated	379	44,525
UDR Incorporated	355	13,749
Ventas Incorporated	464	20,903
VICI Properties Incorporated	1,117	36,191
Vornado Realty Trust	187	3,891
Welltower Incorporated	548	35,921
Weyerhaeuser Company	854	26,474
		981,184
Real estate management & development: 0.04%
CBRE Group Incorporated Class A †	367	28,244
The accompanying notes are an integral part of these financial statements.

22  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Utilities: 1.90%
Electric utilities: 1.25%
Alliant Energy Corporation	291	$ 16,066
American Electric Power Company Incorporated	596	56,590
Constellation Energy Corporation	379	32,674
Duke Energy Corporation	894	92,073
Edison International	443	28,184
Entergy Corporation	236	26,550
Evergy Incorporated	266	16,739
Eversource Energy	404	33,871
Exelon Corporation	1,153	49,844
FirstEnergy Corporation	630	26,422
NextEra Energy Incorporated	2,306	192,782
NRG Energy Incorporated	267	8,496
PG&E Corporation	1,868	30,374
Pinnacle West Capital Corporation	131	9,961
PPL Corporation	854	24,954
The Southern Company	1,263	90,191
Xcel Energy Incorporated	635	44,520
		780,291
Gas utilities: 0.03%
Atmos Energy Corporation	162	18,155
Independent power & renewable electricity producers: 0.04%
AES Corporation	775	22,289
Multi-utilities: 0.53%
Ameren Corporation	300	26,676
CenterPoint Energy Incorporated	730	21,893
CMS Energy Corporation	337	21,342
Consolidated Edison Incorporated	412	39,268
Dominion Energy Incorporated	967	59,296
DTE Energy Company	225	26,444
NiSource Incorporated	471	12,915
Public Service Enterprise Group Incorporated	579	35,475
Sempra Energy	365	56,407
WEC Energy Group Incorporated	366	34,316
		334,032
Water utilities: 0.05%
American Water Works Company Incorporated	211	32,161
Total Common stocks (Cost $20,187,941)		37,281,457

	Interest rate	Maturity date	Principal
U.S. Treasury securities: 35.96%
U.S. Treasury Bond	1.13%	5-15-2040	$ 199,000	124,546
U.S. Treasury Bond	1.13	8-15-2040	145,000	90,047
U.S. Treasury Bond	1.25	5-15-2050	60,000	32,290
U.S. Treasury Bond	1.38	11-15-2040	87,000	56,560
U.S. Treasury Bond	1.38	8-15-2050	151,000	83,905
U.S. Treasury Bond	1.63	11-15-2050	87,000	51,765
U.S. Treasury Bond	1.88	2-15-2041	208,000	147,014
U.S. Treasury Bond	1.88	2-15-2051	221,000	140,456
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  23

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Bond	2.00%	8-15-2051	$ 629,000	$ 411,848
U.S. Treasury Bond	2.25	5-15-2041	201,000	151,103
U.S. Treasury Bond	2.25	8-15-2046	106,000	75,016
U.S. Treasury Bond	2.25	8-15-2049	108,000	75,921
U.S. Treasury Bond	2.38	5-15-2051	224,000	160,703
U.S. Treasury Bond	2.50	2-15-2045	116,000	87,331
U.S. Treasury Bond	2.50	2-15-2046	106,000	79,310
U.S. Treasury Bond	2.50	5-15-2046	105,000	78,328
U.S. Treasury Bond	2.75	8-15-2047	101,000	78,800
U.S. Treasury Bond	2.75	11-15-2047	100,000	78,004
U.S. Treasury Bond	2.88	8-15-2045	115,000	92,593
U.S. Treasury Bond	2.88	11-15-2046	154,000	123,399
U.S. Treasury Bond	3.00	5-15-2042	40,000	33,631
U.S. Treasury Bond	3.00	11-15-2044	114,000	94,086
U.S. Treasury Bond	3.00	5-15-2045	116,000	95,564
U.S. Treasury Bond	3.00	11-15-2045	115,000	94,596
U.S. Treasury Bond	3.00	2-15-2047	106,000	86,767
U.S. Treasury Bond	3.00	5-15-2047	104,000	85,077
U.S. Treasury Bond	3.00	2-15-2048	114,000	93,440
U.S. Treasury Bond	3.00	8-15-2048	121,000	99,362
U.S. Treasury Bond	3.00	2-15-2049	140,000	115,292
U.S. Treasury Bond	3.13	11-15-2041	37,000	31,972
U.S. Treasury Bond	3.13	2-15-2042	46,000	39,637
U.S. Treasury Bond	3.13	2-15-2043	79,000	67,397
U.S. Treasury Bond	3.13	8-15-2044	115,000	97,171
U.S. Treasury Bond	3.13	5-15-2048	123,000	103,373
U.S. Treasury Bond	3.38	5-15-2044	110,000	96,993
U.S. Treasury Bond	3.38	11-15-2048	135,000	119,085
U.S. Treasury Bond	3.50	2-15-2039	29,000	27,238
U.S. Treasury Bond	3.63	8-15-2043	88,000	80,898
U.S. Treasury Bond	3.63	2-15-2044	113,000	103,647
U.S. Treasury Bond	3.75	8-15-2041	36,000	34,142
U.S. Treasury Bond	3.88	8-15-2040	37,000	36,092
U.S. Treasury Bond	4.25	5-15-2039	31,000	31,928
U.S. Treasury Bond	4.25	11-15-2040	40,000	40,866
U.S. Treasury Bond	4.38	2-15-2038	18,000	18,846
U.S. Treasury Bond	4.38	11-15-2039	35,000	36,494
U.S. Treasury Bond	4.38	5-15-2040	35,000	36,403
U.S. Treasury Bond	4.38	5-15-2041	33,000	34,186
U.S. Treasury Bond	4.50	2-15-2036	26,000	27,744
U.S. Treasury Bond	4.50	5-15-2038	21,000	22,304
U.S. Treasury Bond	4.50	8-15-2039	33,000	34,992
U.S. Treasury Bond	4.63	2-15-2040	38,000	40,837
U.S. Treasury Bond	4.75	2-15-2037	13,000	14,201
U.S. Treasury Bond	4.75	2-15-2041	44,000	47,840
U.S. Treasury Bond	5.00	5-15-2037	17,000	18,986
U.S. Treasury Bond	5.25	11-15-2028	45,000	47,672
U.S. Treasury Bond	5.25	2-15-2029	33,000	35,032
U.S. Treasury Bond	5.38	2-15-2031	31,000	34,024
U.S. Treasury Bond	5.50	8-15-2028	35,000	37,442
U.S. Treasury Bond	6.13	11-15-2027	49,000	53,425
U.S. Treasury Bond	6.13	8-15-2029	25,000	27,941
U.S. Treasury Bond	6.25	5-15-2030	21,000	23,942
U.S. Treasury Bond	6.38	8-15-2027	21,000	22,987
U.S. Treasury Bond	6.88	8-15-2025	251,000	266,560
The accompanying notes are an integral part of these financial statements.

24  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	0.13%	12-15-2023	$ 272,000	$ 260,557
U.S. Treasury Note	0.13	1-15-2024	154,000	146,837
U.S. Treasury Note	0.13	2-15-2024	185,000	175,772
U.S. Treasury Note	0.25	3-15-2024	185,000	175,381
U.S. Treasury Note	0.25	5-15-2024	185,000	174,124
U.S. Treasury Note	0.25	5-31-2025	132,000	119,831
U.S. Treasury Note	0.25	6-30-2025	142,000	128,638
U.S. Treasury Note	0.25	7-31-2025	147,000	132,650
U.S. Treasury Note	0.25	8-31-2025	153,000	137,580
U.S. Treasury Note	0.25	10-31-2025	176,000	157,376
U.S. Treasury Note	0.38	4-15-2024	184,000	174,110
U.S. Treasury Note	0.38	4-30-2025	126,000	114,995
U.S. Treasury Note	0.38	11-30-2025	181,000	161,896
U.S. Treasury Note	0.38	1-31-2026	191,000	169,938
U.S. Treasury Note	0.38	7-31-2027	134,000	113,680
U.S. Treasury Note	0.38	9-30-2027	155,000	130,672
U.S. Treasury Note	0.50	3-31-2025	120,000	110,213
U.S. Treasury Note	0.50	2-28-2026	193,000	171,974
U.S. Treasury Note	0.50	4-30-2027	98,000	84,383
U.S. Treasury Note	0.50	5-31-2027	111,000	95,165
U.S. Treasury Note	0.50	6-30-2027	122,000	104,358
U.S. Treasury Note	0.50	8-31-2027	142,000	120,850
U.S. Treasury Note	0.50	10-31-2027	783,000	662,277
U.S. Treasury Note	0.63	3-31-2027	81,000	70,286
U.S. Treasury Note	0.63	11-30-2027	574,000	487,407
U.S. Treasury Note	0.63	5-15-2030	178,000	140,877
U.S. Treasury Note	0.63	8-15-2030	222,000	174,747
U.S. Treasury Note	0.75	3-31-2026	191,000	171,191
U.S. Treasury Note	0.75	4-30-2026	194,000	173,425
U.S. Treasury Note	0.75	5-31-2026	194,000	173,016
U.S. Treasury Note	0.88	11-15-2030	132,000	105,507
U.S. Treasury Note	1.13	2-28-2025	118,000	110,150
U.S. Treasury Note	1.13	2-28-2027	17,000	15,113
U.S. Treasury Note	1.25	8-31-2024	104,000	98,455
U.S. Treasury Note	1.25	8-15-2031	351,000	284,612
U.S. Treasury Note	1.38	1-31-2025	105,000	98,684
U.S. Treasury Note	1.38	8-31-2026	95,000	86,127
U.S. Treasury Note	1.38	10-31-2028	1,300,000	1,122,113
U.S. Treasury Note	1.38	11-15-2031	940,000	765,072
U.S. Treasury Note	1.50	11-30-2024	477,000	451,361
U.S. Treasury Note	1.50	8-15-2026	102,000	92,971
U.S. Treasury Note	1.50	1-31-2027	98,000	88,479
U.S. Treasury Note	1.50	2-15-2030	209,000	178,107
U.S. Treasury Note	1.63	2-15-2026	168,000	155,374
U.S. Treasury Note	1.63	5-15-2026	105,000	96,637
U.S. Treasury Note	1.63	10-31-2026	94,000	85,801
U.S. Treasury Note	1.63	11-30-2026	97,000	88,456
U.S. Treasury Note	1.63	8-15-2029	157,000	136,240
U.S. Treasury Note	1.75	6-30-2024	106,000	101,578
U.S. Treasury Note	1.75	7-31-2024	110,000	105,218
U.S. Treasury Note	1.75	12-31-2026	99,000	90,635
U.S. Treasury Note	1.75	11-15-2029	178,000	155,173
U.S. Treasury Note	1.88	8-31-2024	125,000	119,561
U.S. Treasury Note	1.88	6-30-2026	98,000	90,922
U.S. Treasury Note	1.88	7-31-2026	99,000	91,560
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  25

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	1.88%	11-15-2051	$ 105,000	$ 66,503
U.S. Treasury Note	2.00	4-30-2024	123,000	118,676
U.S. Treasury Note	2.00	5-31-2024	123,000	118,508
U.S. Treasury Note	2.00	6-30-2024	123,000	118,296
U.S. Treasury Note	2.00	2-15-2025	289,000	274,979
U.S. Treasury Note	2.00	8-15-2025	220,000	207,737
U.S. Treasury Note	2.00	11-15-2026	170,000	157,177
U.S. Treasury Note	2.13	2-29-2024	128,000	124,265
U.S. Treasury Note	2.13	3-31-2024	127,000	123,031
U.S. Treasury Note	2.13	7-31-2024	123,000	118,306
U.S. Treasury Note	2.13	11-30-2024	119,000	113,910
U.S. Treasury Note	2.13	5-15-2025	234,000	222,364
U.S. Treasury Note	2.13	5-31-2026	97,000	90,763
U.S. Treasury Note	2.25	12-31-2023	127,000	123,871
U.S. Treasury Note	2.25	1-31-2024	127,000	123,651
U.S. Treasury Note	2.25	4-30-2024	120,000	116,194
U.S. Treasury Note	2.25	10-31-2024	121,000	116,217
U.S. Treasury Note	2.25	11-15-2024	290,000	278,525
U.S. Treasury Note	2.25	12-31-2024	33,000	31,626
U.S. Treasury Note	2.25	11-15-2025	219,000	207,280
U.S. Treasury Note	2.25	3-31-2026	99,000	93,296
U.S. Treasury Note	2.25	2-15-2027	196,000	182,395
U.S. Treasury Note	2.25	8-15-2027	101,000	93,429
U.S. Treasury Note	2.25	11-15-2027	99,000	91,227
U.S. Treasury Note	2.38	2-29-2024	34,000	33,114
U.S. Treasury Note	2.38	8-15-2024	289,000	278,840
U.S. Treasury Note	2.38	4-30-2026	98,000	92,572
U.S. Treasury Note	2.38	5-15-2027	164,000	152,898
U.S. Treasury Note	2.38	5-15-2029	90,000	81,816
U.S. Treasury Note	2.50	1-31-2024	103,000	100,566
U.S. Treasury Note	2.50	5-15-2024	281,000	272,746
U.S. Treasury Note	2.50	1-31-2025	116,000	111,596
U.S. Treasury Note	2.50	2-28-2026	97,000	92,131
U.S. Treasury Note	2.63	12-31-2023	97,000	95,008
U.S. Treasury Note	2.63	3-31-2025	114,000	109,832
U.S. Treasury Note	2.63	12-31-2025	97,000	92,756
U.S. Treasury Note	2.63	1-31-2026	95,000	90,770
U.S. Treasury Note	2.63	2-15-2029	181,000	167,284
U.S. Treasury Note	2.75	2-15-2024	217,000	212,304
U.S. Treasury Note	2.75	2-28-2025	121,000	116,916
U.S. Treasury Note	2.75	6-30-2025	119,000	114,640
U.S. Treasury Note	2.75	8-31-2025	122,000	117,268
U.S. Treasury Note	2.75	2-15-2028	189,000	177,712
U.S. Treasury Note	2.75	8-15-2032	680,000	619,225
U.S. Treasury Note	2.88	4-30-2025	114,000	110,317
U.S. Treasury Note	2.88	5-31-2025	117,000	113,111
U.S. Treasury Note	2.88	7-31-2025	118,000	113,994
U.S. Treasury Note	2.88	11-30-2025	96,000	92,370
U.S. Treasury Note	2.88	5-15-2028	178,000	167,953
U.S. Treasury Note	2.88	8-15-2028	190,000	178,919
U.S. Treasury Note	3.00	10-31-2025	76,000	73,399
U.S. Treasury Note	3.13	11-15-2028	226,000	215,556
U.S. Treasury Note	6.00	2-15-2026	42,000	44,157
U.S. Treasury Note	6.50	11-15-2026	28,000	30,326
U.S. Treasury Note	6.63	2-15-2027	18,000	19,668
The accompanying notes are an integral part of these financial statements.

26  |  Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2022

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	6.75%	8-15-2026	$ 21,000	$ 22,803
U.S. Treasury Note	7.63	2-15-2025	20,000	21,272
Total U.S. Treasury securities (Cost $25,131,389)				22,483,228

		Yield	Shares
Short-term investments: 3.58%
Investment companies: 3.58%
Allspring Government Money Market Fund Select Class ♠∞		4.09	2,238,925	2,238,925
Total Short-term investments (Cost $2,238,925)				2,238,925
Total investments in securities (Cost $47,558,255)	99.16%			62,003,610
Other assets and liabilities, net	0.84			524,158
Total net assets	100.00%			$62,527,768

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$737,613	$13,026,479	$(11,525,167)	$0	$0	$2,238,925	2,238,925	$30,532
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Micro E-Mini S&P 500 Index	15	3-17-2023	$ 293,705	$ 289,575	$ 0	$ (4,130)
10-Year U.S. Treasury Notes	86	3-22-2023	9,686,413	9,657,531	0	(28,882)
U.S. Long Term Bonds	1	3-22-2023	125,307	125,343	36	0
2-Year U.S. Treasury Notes	1	3-31-2023	204,807	205,078	271	0
5-Year U.S. Treasury Notes	6	3-31-2023	649,063	647,578	0	(1,485)
Short
U.S. Ultra Treasury Bonds	(22)	3-22-2023	(2,948,168)	(2,954,875)	0	(6,707)
					$307	$(41,204)
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  27

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $45,319,330)	$ 59,764,685
Investments in affiliated securities, at value (cost $2,238,925)	2,238,925
Cash	220
Cash at broker segregated for futures contracts	434,731
Receivable for dividends and interest	176,002
Receivable for Fund shares sold	18,197
Total assets	62,632,760
Liabilities
Payable for Fund shares redeemed	34,026
Management fee payable	24,985
Distribution fee payable	14,162
Custody and accounting fees payable	13,824
Shareholder report expenses payable	9,130
Administration fee payable	4,616
Payable for daily variation margin on open futures contracts	3,013
Accrued expenses and other liabilities	1,236
Total liabilities	104,992
Total net assets	$62,527,768
Net assets consist of
Paid-in capital	$ 47,444,526
Total distributable earnings	15,083,242
Total net assets	$62,527,768
Computation of net asset value per share
Net assets - Class 2	$ 62,527,768
Share outstanding - Class 2[1]	3,752,404
Net asset value per share - Class 2	$16.66
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

28  |  Allspring VT Index Asset Allocation Fund

Statement of operations—year ended December 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $161)	$ 683,555
Interest	479,563
Income from affiliated securities	30,532
Total investment income	1,193,650
Expenses
Management fee	416,198
Administration fee - Class 2	55,493
Distribution fee - Class 2	167,137
Custody and accounting fees	27,374
Professional fees	47,031
Shareholder report expenses	36,624
Trustees’ fees and expenses	21,078
Other fees and expenses	25,156
Total expenses	796,091
Less: Fee waivers and/or expense reimbursements
Fund-level	(102,212)
Net expenses	693,879
Net investment income	499,771
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	2,683,051
Futures contracts	(729,261)
Net realized gains on investments	1,953,790
Net change in unrealized gains (losses) on
Unaffiliated securities	(16,055,044)
Futures contracts	(115,027)
Net change in unrealized gains (losses) on investments	(16,170,071)
Net realized and unrealized gains (losses) on investments	(14,216,281)
Net decrease in net assets resulting from operations	$(13,716,510)
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  29

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021
Operations
Net investment income		$ 499,771		$ 372,368
Net realized gains on investments		1,953,790		8,285,341
Net change in unrealized gains (losses) on investments		(16,170,071)		3,385,077
Net increase (decrease) in net assets resulting from operations		(13,716,510)		12,042,786
Distributions to shareholders from
Net investment income and net realized gains - Class 2		(8,395,776)		(8,048,930)
Capital share transactions	Shares		Shares
Proceeds from shares sold - Class 2	49,560	962,547	70,413	1,564,527
Reinvestment of distributions - Class 2	483,089	8,395,776	371,846	8,048,930
Payment for shares redeemed - Class 2	(406,491)	(7,787,408)	(416,528)	(9,329,422)
Net increase in net assets resulting from capital share transactions		1,570,915		284,035
Total increase (decrease) in net assets		(20,541,371)		4,277,891
Net assets
Beginning of period		83,069,139		78,791,248
End of period		$ 62,527,768		$83,069,139
The accompanying notes are an integral part of these financial statements.

30  |  Allspring VT Index Asset Allocation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.91	$21.88	$20.55	$18.42	$20.45
Net investment income	0.14	0.10	0.16	0.22	0.20
Net realized and unrealized gains (losses) on investments	(3.95)	3.25	3.04	3.42	(0.70)
Total from investment operations	(3.81)	3.35	3.20	3.64	(0.50)
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.17)	(0.22)	(0.20)
Net realized gains	(2.32)	(2.19)	(1.70)	(1.29)	(1.33)
Total distributions to shareholders	(2.44)	(2.32)	(1.87)	(1.51)	(1.53)
Net asset value, end of period	$16.66	$22.91	$21.88	$20.55	$18.42
Total return[1]	(17.02)%	16.00%	16.59%	20.16%	(2.90)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.13%	1.14%	1.05%	1.05%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.72%	0.46%	0.78%	1.07%	0.94%
Supplemental data
Portfolio turnover rate	9%	7%	21%	4%	10%
Net assets, end of period (000s omitted)	$62,528	$83,069	$78,791	$72,193	$68,851

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Index Asset Allocation Fund  |  31

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Index Asset Allocation Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

32  |  Allspring VT Index Asset Allocation Fund

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $48,961,346 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$16,812,615
Gross unrealized losses	(3,811,248)
Net unrealized gains	$13,001,367

Allspring VT Index Asset Allocation Fund  |  33

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 2,714,012	$0	$0	$ 2,714,012
Consumer discretionary	3,650,064	0	0	3,650,064
Consumer staples	2,684,985	0	0	2,684,985
Energy	1,949,403	0	0	1,949,403
Financials	4,348,435	0	0	4,348,435
Health care	5,897,546	0	0	5,897,546
Industrials	3,226,069	0	0	3,226,069
Information technology	9,595,298	0	0	9,595,298
Materials	1,019,289	0	0	1,019,289
Real estate	1,009,428	0	0	1,009,428
Utilities	1,186,928	0	0	1,186,928
U.S. Treasury securities	22,483,228	0	0	22,483,228
Short-term investments
Investment companies	2,238,925	0	0	2,238,925
	62,003,610	0	0	62,003,610
Futures contracts	307	0	0	307
Total assets	$62,003,917	$0	$0	$62,003,917
Liabilities
Futures contracts	$ 41,204	$0	$0	$ 41,204
Total liabilities	$ 41,204	$0	$0	$ 41,204
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.

34  |  Allspring VT Index Asset Allocation Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2022, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fee
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed through April 30, 2023 to waive fees and/or reimburse management and administration fees to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Allspring VT Index Asset Allocation Fund  |  35

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2022 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$4,835,002	$1,546,918	$8,916,137	$4,678,432
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2022, the Fund did not have any securities on loan.
7. DERIVATIVE TRANSACTIONS
During the year ended December 31, 2022, the Fund entered into futures contracts to manage market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $11,669,203 in long futures contracts and $6,044,929 in short futures contracts during the year ended December 31, 2022.
The fair value of derivative instruments as of December 31, 2022 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$307*	Unrealized losses on futures contracts	$ 37,074*
Equity risk	Unrealized gains on futures contracts	0*	Unrealized losses on futures contracts	4,130*
		$307		$41,204
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of December 31, 2022 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Net realized gains (losses) on derivatives	Net change in unrealized gains (losses) on derivatives
Interest rate risk	$ (34,614)	$ (46,999)
Equity risk	(694,647)	(68,028)
	$(729,261)	$(115,027)
8. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing

36  |  Allspring VT Index Asset Allocation Fund

Notes to financial statements
rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year ended December 31
	2022	2021
Ordinary income	$ 935,859	$1,113,680
Long-term capital gain	7,459,917	6,935,250
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$79,523	$2,002,352	$13,001,367
10. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
11. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring VT Index Asset Allocation Fund  |  37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Index Asset Allocation Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

38  |  Allspring VT Index Asset Allocation Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 86% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $7,459,917 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2022.
For the fiscal year ended December 31, 2022, $501,149 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended December 31, 2022, 19% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 21% of ordinary income dividends qualify as interest dividends for the fiscal year ended December 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Index Asset Allocation Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40  |  Allspring VT Index Asset Allocation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring VT Index Asset Allocation Fund  |  41

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42  |  Allspring VT Index Asset Allocation Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-zkny1afq 02-23
AR0360 12-22

Annual Report
December 31, 2022
Allspring
VT International Equity Fund

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT International Equity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT International Equity Fund for the 12-month period that ended December 31, 2022. Globally, stocks and bonds experienced heightened volatility and historically poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -18.11%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -16.00%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -13.01%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.70%, the Bloomberg Municipal Bond Index6 declined 8.53%, and the ICE BofA U.S. High Yield Index7 fell 11.17%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In January 2022, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Federal Reserve (Fed) hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT International Equity Fund

Letter to shareholders (unaudited)
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring VT International Equity Fund  |  3

Letter to shareholders (unaudited)
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT International Equity Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Venkateshwar (Venk) Lal, Dale A. Winner, CFA®‡
Average annual total returns (%) as of December 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	8-17-1998	-11.48 ♠	-0.87	3.67	1.13	0.69
Class 2	7-31-2002	-11.88 ♠	-1.15	3.39	1.38	0.94
MSCI ACWI ex USA Index (Net)[3]	–	-16.00	0.88	3.80	–	–
MSCI ACWI ex USA Value Index (Net)[4]	–	-8.59	-0.05	2.72	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
♠	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.69% for Class 1 shares and 0.94% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[4]	The MSCI ACWI ex USA Value Index (Net) measures the equity market performance of large- and mid-cap securities exhibiting overall value style characteristics across developed and emerging market countries, excluding the U.S. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT International Equity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net). The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT International Equity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed the MSCI ACWI ex USA Index (Net) but underperformed the MSCI ACWI ex USA Value Index (Net) for the 12-month period that ended December 31, 2022.
■	Stock selection within the industrials and communication services sectors resulted in notable contributions to performance, as did an average underweight to information technology (IT). Positioning in consumer staples and materials were relative performance laggards due primarily to negative selection effects.
■	The Fund was overweight North America, including both the U.S. and Canada. The Fund was underweight Asia-Pacific on a regional basis, including Taiwan, Australia, India, and Japan, partly offset by overweights to Korea, Thailand, and China/Hong Kong. The Fund was underweight Europe, including Switzerland, Sweden, Germany, and Denmark, partly offset by overweights to the U.K., Italy, the Netherlands, and Norway.
Our investment and risk management process of finding non-consensus undervalued equities and marrying core micro stock picking with macro risk management in each region of the globe resulted in shifts to sector and country allocations. This included an increase in exposure to the IT, communication services, and energy sectors and Thailand, Japan, and Mexico. This was offset by reduced allocations to the consumer discretionary, industrials, and materials sectors and the U.S., the Netherlands, and Switzerland. Notable position changes during the period included the addition of Shell, a major integrated oil and gas company; Minor International, an international hotelier and restaurant owner; and America Movil, Mexico’s largest mobile network operator. The Fund notably exited Stellantis, (the world’s fourth-largest automaker by volume); Kingfisher, a U.K.-based home improvement retailer; and Melrose Industries, a U.K.-domiciled investment company that seeks to buy, improve, and sell manufacturing businesses for a profit.
Ten largest holdings (%) as of December 31, 2022[1]
Mitsubishi UFJ Financial Group Incorporated	3.66
Shell plc	3.32
SK Telecom Company Limited	3.21
ING Groep NV	2.98
Midea Group Company Limited Class A	2.95
Sanofi SA	2.93
Asahi Group Holdings Limited	2.86
Hitachi Limited	2.85
SCB X PCL	2.71
Samsonite International SA	2.65
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection in Germany, Japan, and the Netherlands contributed to returns.
Over the past 12 months, contributions to performance were driven largely by stock selection in Germany, Japan, and the Netherlands. Rheinmetall AG, a German industrial primarily engaged in the defense and automotive businesses, performed well given a generational shift in German defense spending following Russia’s invasion of Ukraine. The German government committed €100 billion to a special fund to fill existing gaps in its armed forces, versus its prior 2021 budget of €53 billion, and plans to raise its defense budget to more than 2% of gross domestic product per annum from 2023 onward, which could result in a doubling of sales in Germany. Mitsubishi UFJ Financial Group, a leading global financial services group and Japan’s largest bank, was the leading relative contributor in Japan as it reported first-half consolidated net profits ahead of estimates due primarily to strong pre-provision operating profits up 40% year over year. The firm announced an additional share buyback of ¥150 billion following the sale of MUFG Union Bank, taking its total fiscal-year 2022 buyback to ¥450 billion, with the potential for even more buybacks and dividends as it approaches the upper end of its common equity tier 1 target range.
Detractors included stock selection in the U.K., India, and Canada.
Nomad Foods, Europe’s leading frozen-food company and one of the largest in the world, was the largest detractor in the U.K. It underperformed primarily in the third quarter as it reported a modest and anticipated miss on second-quarter results with sales off by 3%; earnings before interest, taxes, depreciation, and amortization (EBITDA) off by 1%; and earnings per share off by 5% compared with consensus expectations. We maintain a position in the company given its likely pricing power, unchanged normalized earnings power, and upside optionality/downside protection as the founders filed form 13Ds stating an intent to “explore and evaluate potential strategic alternatives.”

8  |  Allspring VT International Equity Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Tech Mahindra, a leading Indian IT services firm providing digital transformation, consulting, and business process engineering and outsourcing services, reported second-quarter results with revenues up 7.2% quarterly/15.5% annually, EBIT margins of 15.2% (+1% year over year), and a commitment of 15% EBIT margins over the next several quarters. Revenue growth was balanced among segments and regions and deal wins amounted to $750 million, versus a quarterly deal win rate of $500 million over the past year. However, the stock performed poorly, given pressures on the Indian IT services sector from 1) sharper global stagflation concerns in Europe and the U.S., 2) risk-off investor rotations out of higher-growth/higher-valuation sectors as interest rates appreciated more than expected, and 3) weaker-than-expected quarterly results/guidance by select IT services sector peers.
Our outlook is neutral over both the short and long term.
Our short-term outlook remains neutral. Sentiment is neutral as the MSCI ACWI (Net)* finished the year neither overbought nor oversold as it advanced 9.8% in the final quarter, inclusive of a 4.6% pull back at the end of the year, with the VIX Index** closing at 22, below its one-year average of 26, reflecting slightly lower market volatility. The market has rebounded 10.3% off a near two-year low. However, economic growth prospects continue to decelerate, illustrated by a further decline in the global composite Purchasing Managers’ Index*** from 49.7 in September to 48.2 and decelerating earnings growth from above-trend levels. Finally, while central banks may be approaching their respective peak interest rate levels, they continue to raise their policy rates, with cumulative 125-basis-point (bp; 100 bps equal 1.00%) hikes from the Federal Reserve, the European Central Bank, and the Bank of England during the quarter. They are all expected to maintain elevated rates longer while fiscal policy has stalled in light of multi-decade highs in inflation.
Geographic allocation as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Our long-term outlook remains cautious. First, equity valuations are elevated with the MSCI ACWI (Net) trading at 2x price/book but off highs of 3x. Second, long-term economic growth is facing headwinds from elevated inflation, tightening monetary policy in developed markets, and geopolitical uncertainties, increasing the risk of an economic slowdown in Europe in the near term and possibly in the U.S. in the second half of 2023.

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
**	The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market's expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index."

*	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.
***	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

Allspring VT International Equity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,038.88	$3.55	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class 2
Actual	$1,000.00	$1,039.98	$4.83	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring VT International Equity Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Common stocks: 93.94%
Australia: 2.24%
Qantas Airways Limited (Industrials, Airlines)	323,270	$ 1,322,792
Brazil: 1.51%
CPFL Energia SA (Utilities, Electric utilities)	142,100	893,067
Canada: 2.02%
Quebecor Incorporated Class B (Communication services, Media)	5,000	111,521
SNC-Lavalin Group Incorporated (Industrials, Construction & engineering)	61,300	1,080,220
		1,191,741
China: 9.17%
China Resources Land Limited (Real estate, Real estate management & development)	188,000	861,065
LONGi Green Energy Technology Company Limited Class A (Information technology, Semiconductors & semiconductor equipment)	180,618	1,097,993
Midea Group Company Limited Class A (Consumer discretionary, Household durables)	233,998	1,743,616
Oppein Home Group Incorporated Class A (Consumer discretionary, Household durables)	43,640	762,917
Topsports International Holdings Limited (Consumer discretionary, Specialty retail) 144A†	1,202,000	953,229
		5,418,820
France: 6.42%
Compagnie de Saint-Gobain SA (Industrials, Building products)	4,192	204,846
Sanofi SA (Health care, Pharmaceuticals)	18,022	1,733,161
Sodexho Alliance SA (Consumer discretionary, Hotels, restaurants & leisure)	9,697	928,816
Worldline SA (Information technology, IT services) 144A†	23,640	924,407
		3,791,230
Germany: 2.57%
Rheinmetall AG (Industrials, Aerospace & defense)	6,201	1,234,973
Siemens AG (Industrials, Industrial conglomerates)	1,715	237,996
Siemens Energy AG (Industrials, Electrical equipment)	2,465	46,374
		1,519,343
Hong Kong: 0.94%
Xinyi Glass Holdings Limited (Industrials, Building products)	298,000	555,115
India: 1.51%
Tech Mahindra Limited (Information technology, IT services)	72,513	890,877
Ireland: 2.05%
Greencore Group plc (Consumer staples, Food products) †	440,166	341,367
ICON plc ADR (Health care, Life sciences tools & services)	4,473	868,880
		1,210,247
Israel: 1.49%
Check Point Software Technologies Limited (Information technology, Software) †	6,979	880,471
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  11

Portfolio of investments—December 31, 2022

	Shares	Value
Italy: 3.89%
Prysmian SpA (Industrials, Electrical equipment)	35,631	$ 1,321,974
UniCredit SpA (Financials, Banks)	68,484	972,953
		2,294,927
Japan: 12.93%
Asahi Group Holdings Limited (Consumer staples, Beverages)	53,900	1,691,665
Hitachi Limited (Industrials, Industrial conglomerates)	33,000	1,682,437
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	319,200	2,162,213
ORIX Corporation (Financials, Diversified financial services)	58,000	936,247
Showa Denko KK (Materials, Chemicals)	75,600	1,163,609
		7,636,171
Mexico: 2.16%
America Movil SAB de CV Series L (Communication services, Wireless telecommunication services) †	1,410,900	1,274,307
Netherlands: 5.42%
CNH Industrial NV (Industrials, Machinery)	37,697	603,879
ING Groep NV (Financials, Banks)	144,292	1,758,960
NN Group NV (Financials, Insurance)	20,561	839,883
		3,202,722
Norway: 2.15%
DNB Bank ASA (Financials, Banks) †	64,063	1,271,543
South Korea: 8.37%
Coway Company Limited (Consumer discretionary, Household durables)	11,137	494,481
Hana Financial Group Incorporated (Financials, Banks)	36,671	1,221,112
Samsung Electronics Company Limited GDR (Information technology, Technology hardware, storage & peripherals) 144A†	1,204	1,330,420
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	50,588	1,897,751
		4,943,764
Thailand: 5.32%
Minor International PCL (Consumer discretionary, Hotels, restaurants & leisure)	1,642,100	1,540,876
SCB X PCL (Financials, Banks) †	519,300	1,604,305
		3,145,181
United Kingdom: 13.91%
ConvaTec Group plc (Health care, Health care equipment & supplies) 144A	333,472	937,729
Entain plc (Consumer discretionary, Hotels, restaurants & leisure)	53,004	846,807
Informa plc (Communication services, Media) †	205,896	1,542,296
NatWest Group plc (Financials, Banks) †	468,450	1,501,914
Nomad Foods Limited (Consumer staples, Food products) †	83,043	1,431,661
Shell plc (Energy, Oil, gas & consumable fuels)	69,649	1,958,542
		8,218,949
United States: 9.87%
Axalta Coating Systems Limited (Materials, Chemicals)	46,551	1,185,654
Baker Hughes Company (Energy, Energy equipment & services)	32,885	971,094
Berry Global Group Incorporated (Materials, Containers & packaging)	11,182	675,728
Cognex Corporation (Information technology, Electronic equipment, instruments & components)	17,603	829,277
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT International Equity Fund

Portfolio of investments—December 31, 2022

	Shares	Value
United States: (continued)
Gentex Corporation (Consumer discretionary, Auto components)	22,185	$ 604,985
Samsonite International SA (Consumer discretionary, Textiles, apparel & luxury goods) 144A†	594,500	1,565,185
		5,831,923
Total Common stocks (Cost $58,538,050)		55,493,190
Investment companies: 2.37%
United States: 2.37%
iShares MSCI ACWI ex US ETF «	30,802	1,401,491
Total Investment companies (Cost $1,382,165)		1,401,491

		Yield
Short-term investments: 4.76%
Investment companies: 4.76%
Allspring Government Money Market Fund Select Class ♠∞		4.09%	1,439,313	1,439,313
Securities Lending Cash Investments LLC ♠∩∞		4.36	1,372,447	1,372,447
Total Short-term investments (Cost $2,811,760)				2,811,760
Total investments in securities (Cost $62,731,975)	101.07%			59,706,441
Other assets and liabilities, net	(1.07)			(634,303)
Total net assets	100.00%			$59,072,138

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  13

Portfolio of investments—December 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$474,235	$25,527,052	$(24,561,974)	$ 0	$0	$ 1,439,313	1,439,313	$ 26,491
Securities Lending Cash Investments LLC	0	15,663,231	(14,290,831)	47	0	1,372,447	1,372,447	15,605 #
				$47	$0	$2,811,760		$42,096

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT International Equity Fund

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities (including $1,328,600 of securities loaned), at value (cost $59,920,215)	$ 56,894,681
Investments in affiliated securities, at value (cost $2,811,760)	2,811,760
Foreign currency, at value (cost $357,962)	357,112
Receivable for dividends	347,843
Receivable for investments sold	333,127
Receivable for securities lending income, net	965
Prepaid expenses and other assets	678
Total assets	60,746,166
Liabilities
Payable upon receipt of securities loaned	1,372,447
Payable for investments purchased	158,400
Payable for Fund shares redeemed	55,137
Overdraft due to custodian bank	27,075
Management fee payable	13,505
Distribution fee payable	10,523
Administration fees payable	4,278
Trustees’ fees and expenses payable	2,646
Accrued expenses and other liabilities	30,017
Total liabilities	1,674,028
Total net assets	$59,072,138
Net assets consist of
Paid-in capital	$ 64,210,047
Total distributable loss	(5,137,909)
Total net assets	$59,072,138
Computation of net asset value per share
Net assets – Class 1	$ 12,509,314
Shares outstanding – Class 1[1]	7,512,266
Net asset value per share – Class 1	$1.67
Net assets – Class 2	$ 46,562,824
Shares outstanding – Class 2[1]	26,949,479
Net asset value per share – Class 2	$1.73
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  15

Statement of operations—year ended December 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $149,156)	$ 1,737,531
Income from affiliated securities	34,672
Total investment income	1,772,203
Expenses
Management fee	499,462
Administration fees
Class 1	10,719
Class 2	39,228
Distribution fee
Class 2	122,404
Custody and accounting fees	63,913
Professional fees	55,175
Shareholder report expenses	47,375
Trustees’ fees and expenses	21,078
Other fees and expenses	27,942
Total expenses	887,296
Less: Fee waivers and/or expense reimbursements
Fund-level	(333,592)
Net expenses	553,704
Net investment income	1,218,499
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	49,400
Affiliated securities	47
Net realized gains on investments	49,447
Net change in unrealized gains (losses) on investments	(9,529,985)
Net realized and unrealized gains (losses) on investments	(9,480,538)
Net decrease in net assets resulting from operations	$(8,262,039)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT International Equity Fund

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021
Operations
Net investment income		$ 1,218,499		$ 1,438,545
Net realized gains on investments		49,447		8,785,320
Net change in unrealized gains (losses) on investments		(9,529,985)		(4,975,819)
Net increase (decrease) in net assets resulting from operations		(8,262,039)		5,248,046
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(541,184)		(234,100)
Class 2		(1,784,190)		(636,482)
Total distributions to shareholders		(2,325,374)		(870,582)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	333,410	598,170	428,824	852,667
Class 2	733,332	1,309,787	1,124,312	2,325,463
		1,907,957		3,178,130
Reinvestment of distributions
Class 1	342,521	541,184	117,638	234,100
Class 2	1,087,921	1,784,190	307,479	636,482
		2,325,374		870,582
Payment for shares redeemed
Class 1	(1,347,073)	(2,306,169)	(1,801,937)	(3,540,869)
Class 2	(2,880,110)	(5,031,532)	(3,293,961)	(6,748,163)
		(7,337,701)		(10,289,032)
Net decrease in net assets resulting from capital share transactions		(3,104,370)		(6,240,320)
Total decrease in net assets		(13,691,783)		(1,862,856)
Net assets
Beginning of period		72,763,921		74,626,777
End of period		$ 59,072,138		$ 72,763,921
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2022	2021	2020	2019	2018
Net asset value, beginning of period	$1.96	$1.85	$1.83	$2.85	$5.34
Net investment income	0.04	0.04	0.03 [1]	0.06 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.26)	0.10	0.04	0.34	(0.77)
Total from investment operations	(0.22)	0.14	0.07	0.40	(0.67)
Distributions to shareholders from
Net investment income	(0.07)	(0.03)	(0.05)	(0.13)	(0.61)
Net realized gains	0.00	0.00	0.00	(1.29)	(1.21)
Total distributions to shareholders	(0.07)	(0.03)	(0.05)	(1.42)	(1.82)
Net asset value, end of period	$1.67	$1.96	$1.85	$1.83	$2.85
Total return[2]	(10.95)%	7.39%	4.31%	16.14%	(16.86)%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.13%	1.13%	1.13%	1.12%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	2.15%	2.07%	1.59%	2.55%	2.41%
Supplemental data
Portfolio turnover rate	63%	65%	80%	48%	51%
Net assets, end of period (000s omitted)	$12,509	$16,019	$17,459	$19,872	$19,315

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT International Equity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2022	2021	2020	2019	2018
Net asset value, beginning of period	$2.03	$1.91	$1.89	$2.89	$5.38
Net investment income	0.04	0.04	0.03 [1]	0.05 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	(0.27)	0.10	0.03	0.36	(0.78)
Total from investment operations	(0.23)	0.14	0.06	0.41	(0.69)
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	(0.04)	(0.12)	(0.59)
Net realized gains	0.00	0.00	0.00	(1.29)	(1.21)
Total distributions to shareholders	(0.07)	(0.02)	(0.04)	(1.41)	(1.80)
Net asset value, end of period	$1.73	$2.03	$1.91	$1.89	$2.89
Total return[2]	(11.37)%	7.43%	3.83%	16.10%	(17.28)%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.38%	1.38%	1.38%	1.30%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.90%	1.83%	1.34%	2.30%	1.82%
Supplemental data
Portfolio turnover rate	63%	65%	80%	48%	51%
Net assets, end of period (000s omitted)	$46,563	$56,744	$57,167	$61,907	$59,004

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT International Equity Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT International Equity Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Valuation Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2022, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Valuation Committee.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Valuation Committee. Purchases and sales of securities, and

20  |  Allspring VT International Equity Fund

Notes to financial statements
income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax

Allspring VT International Equity Fund  |  21

Notes to financial statements
positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $63,620,310 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 3,968,247
Gross unrealized losses	(7,882,116)
Net unrealized losses	$(3,913,869)
As of December 31, 2022, the Fund had capital loss carryforwards which consisted of $2,114,887 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Allspring VT International Equity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 1,322,792	$ 0	$0	$ 1,322,792
Brazil	0	893,067	0	893,067
Canada	1,191,741	0	0	1,191,741
China	5,418,820	0	0	5,418,820
France	3,791,230	0	0	3,791,230
Germany	1,519,343	0	0	1,519,343
Hong Kong	555,115	0	0	555,115
India	890,877	0	0	890,877
Ireland	1,210,247	0	0	1,210,247
Israel	880,471	0	0	880,471
Italy	2,294,927	0	0	2,294,927
Japan	7,636,171	0	0	7,636,171
Mexico	1,274,307	0	0	1,274,307
Netherlands	3,202,722	0	0	3,202,722
Norway	1,271,543	0	0	1,271,543
South Korea	1,330,420	3,613,344	0	4,943,764
Thailand	3,145,181	0	0	3,145,181
United Kingdom	8,218,949	0	0	8,218,949
United States	5,831,923	0	0	5,831,923
Investment companies	1,401,491	0	0	1,401,491
Short-term investments
Investment companies	2,811,760	0	0	2,811,760
Total assets	$55,200,030	$4,506,411	$0	$59,706,441
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Allspring VT International Equity Fund  |  23

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2022, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of December 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class 1	0.69%
Class 2	0.94
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2022 were $38,626,781 and $44,027,179, respectively.

24  |  Allspring VT International Equity Fund

Notes to financial statements
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$855,400	$(855,400)	$0
JPMorgan Securities LLC	36,400	(36,400)	0
Morgan Stanley & Company LLC	436,800	(436,800)	0
1 Collateral disclosed within this table is limited to the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $2,325,374 and $870,582 of ordinary income for the years ended December 31, 2022 and December 31, 2021, respectively.
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$912,472	$(3,931,091)	$(2,114,887)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in Asia/Pacific ex-Japan and Europe. A fund that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of

Allspring VT International Equity Fund  |  25

Notes to financial statements
business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26  |  Allspring VT International Equity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT International Equity Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

Allspring VT International Equity Fund  |  27

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2022.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2022. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$145,300	$0.0042	100%
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Allspring VT International Equity Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring VT International Equity Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Allspring VT International Equity Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT International Equity Fund  |  31

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-zr5qtvkb 02-23
AR3008 12-22

Annual Report
December 31, 2022
Allspring
VT Omega Growth Fund

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Omega Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Omega Growth Fund for the 12-month period that ended December 31, 2022. Globally, stocks and bonds experienced heightened volatility and historically poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -18.11%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -16.00%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -13.01%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.70%, the Bloomberg Municipal Bond Index6 declined 8.53%, and the ICE BofA U.S. High Yield Index7 fell 11.17%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In January 2022, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Federal Reserve (Fed) hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Omega Growth Fund

Letter to shareholders (unaudited)
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring VT Omega Growth Fund  |  3

Letter to shareholders (unaudited)
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
At a meeting held November 16, 2022, the Board of Trustees of the Allspring Funds approved changing the name of the Fund from Allspring VT Omega Growth Fund to Allspring VT Discovery All Cap Growth Fund to be effective on or about May 1, 2023. There will be no change to the Fund’s investment process because of the name change.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Omega Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡
Average annual total returns (%) as of December 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	3-6-1997	-37.04	7.52	11.23	0.78	0.75
Class 2	7-31-2002	-37.20	7.28	10.96	1.03	1.00
Russell 3000® Growth Index[3]	–	-28.97	10.45	13.75	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Omega Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Omega Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2022.
■	Stock selection within the information technology (IT) and communication services sectors detracted from relative performance.
■	Allocation within the consumer discretionary sector, along with select holdings in IT services and communications equipment, contributed to the Fund’s results.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macro headlines created high volatility for investors. Market sentiment fluctuated as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply chain disruptions, and the war in Ukraine. Amid this uncertainty, the dominant storyline was persistently high inflation as the headline year-over-year Consumer Price Index* reached the highest levels in more than 40 years. In response, the Fed policy became hawkish and materially tightened financial conditions. The markets reacted swiftly and sharply. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. As a result, rising discount rates pressured valuations of long-duration growth stocks—those businesses with superior revenue growth projected years into the future. Additionally, investors rotated out of IT and e-commerce stocks due to concerns that a recession would reduce IT and consumer spending. For many companies with disruptive technologies, a disconnection emerged between stock prices and underlying fundamentals.
Ten largest holdings (%) as of December 31, 2022[1]
Microsoft Corporation	10.18
Alphabet Incorporated Class A	5.57
Visa Incorporated Class A	5.47
Amazon.com Incorporated	5.35
UnitedHealth Group Incorporated	3.42
Cadence Design Systems Incorporated	2.48
Waste Connections Incorporated	2.47
The Home Depot Incorporated	2.33
Intuitive Surgical Incorporated	2.26
Union Pacific Corporation	2.23
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Security selection within the IT and communication services sectors detracted from returns.
Within communication services, Spotify Technology SA lowered gross margin guidance due to investments in new products and platform upgrades. Spotify has exhibited pricing power without diminishing customer loyalty and has steadily converted users from freemium to paid subscription models. With industry-leading innovation and a growing subscriber base, we are confident in Spotify’s long-term outlook.
MongoDB, Inc., a detractor in IT, provides a global cloud “database-as-a-service,” Atlas, that interfaces with the three largest public cloud providers. With revenue generated through a consumption model, MongoDB provided cautious guidance because of macro headwinds and increased operating expenses. While we have conviction in MongoDB’s role in the migration to the cloud, we are monitoring its fundamentals.
Holdings in IT services and communications equipment contributed to relative performance.
While the overall IT sector detracted from returns, several IT companies meaningfully outperformed during the year. Within IT services, Visa Inc. released strong earnings with both top- and bottom-line results beating expectations. With nearly 4 billion debit and credit cards issued across the globe, Visa processes a significant percentage of digital payment transactions. The company has shown resilience to recent economic headwinds as the increased costs of consumer staples offset the slowdown in consumer discretionary spending. As a toll booth on global consumption, Visa’s expansive customer base and broad range of services position the company well for steady growth.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index

8  |  Allspring VT Omega Growth Fund

Performance highlights (unaudited)
As a leading provider of communication devices and software for first responders, Motorola Solutions, Inc., has benefited from increased spending to improve public safety. The company has become instrumental in digitizing emergency command centers, such as law enforcement, fire, and emergency medical teams. This has enabled Motorola to shift from a hardware business to a software-as-a-service revenue model. During the year, Motorola reported strong retention within U.S. federal contracts as well as municipalities. With an expanding platform of mission-critical services and a stable client base, we hold conviction in Motorola’s long-term growth prospects.
Sector allocation as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The growth of a business remains our north star.
While the current outlook is challenging, we remain encouraged by the ability of innovators to create solutions. As the economy navigates rising interest rates and high inflation, companies that are creating efficiencies, automating processes, or digitizing businesses will likely see strong demand for their products. Furthermore, we believe the “3 Ds” —high debt levels, changing demographics, and rapid disruption—will ultimately lead to slow long-term economic growth.
The severe volatility over the past year has caused stock prices to disconnect from underlying fundamentals. It is our experience that these periods are often temporary and can set the portfolio up for strong future performance. Therefore, it is important to remain disciplined and execute our investment process. Reacting to short-term volatility in a chaotic world is not the recipe for success. Deep fundamental research is needed to identify who is winning and losing in a world of rapid disruption and economic uncertainty.
While we increased exposure to resilient core growth holdings during the year, we maintained balanced exposure to higher-growth “developing situations” with disruptive technologies. Over the long term, the growth of an underlying business is the dominant driver of equity returns and is the guiding principle of our investment philosophy. Therefore, we are confident that the fundamental growth of our portfolios will be unlocked and will reward the patience of our shareholders with strong future performance.

Allspring VT Omega Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$ 988.91	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$ 987.24	$5.01	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring VT Omega Growth Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Common stocks: 96.25%
Communication services: 10.69%
Entertainment: 2.72%
Spotify Technology SA †	8,600	$ 678,970
Warner Music Group Corporation Class A	27,500	963,050
		1,642,020
Interactive media & services: 7.97%
Alphabet Incorporated Class A †	38,100	3,361,563
Alphabet Incorporated Class C †	3,480	308,780
Match Group Incorporated †	12,187	505,639
ZoomInfo Technologies Incorporated †	21,100	635,321
		4,811,303
Consumer discretionary: 15.65%
Auto components: 1.18%
Aptiv plc †	7,600	707,788
Automobiles: 1.56%
Ferrari NV	4,400	942,568
Hotels, restaurants & leisure: 1.86%
Chipotle Mexican Grill Incorporated †	810	1,123,867
Internet & direct marketing retail: 7.34%
Amazon.com Incorporated †	38,440	3,228,960
Doordash Incorporated †	5,000	244,100
MercadoLibre Incorporated †	1,133	958,790
		4,431,850
Specialty retail: 2.33%
The Home Depot Incorporated	4,451	1,405,893
Textiles, apparel & luxury goods: 1.38%
lululemon athletica Incorporated †	2,600	832,988
Financials: 5.05%
Capital markets: 3.05%
Intercontinental Exchange Incorporated	9,800	1,005,382
MarketAxess Holdings Incorporated	2,999	836,391
		1,841,773
Insurance: 2.00%
Progressive Corporation	9,300	1,206,303
Health care: 14.78%
Health care equipment & supplies: 6.67%
Align Technology Incorporated †	2,900	611,610
DexCom Incorporated †	11,800	1,336,232
Edwards Lifesciences Corporation †	9,600	716,256
Intuitive Surgical Incorporated †	5,140	1,363,899
		4,027,997
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  11

Portfolio of investments—December 31, 2022

	Shares	Value
Health care providers & services: 5.18%
Centene Corporation †	12,900	$ 1,057,929
UnitedHealth Group Incorporated	3,896	2,065,581
		3,123,510
Life sciences tools & services: 2.93%
Bio-Techne Corporation	9,300	770,784
Illumina Incorporated †	2,400	485,280
Waters Corporation †	1,500	513,870
		1,769,934
Industrials: 8.44%
Commercial services & supplies: 2.47%
Waste Connections Incorporated	11,246	1,490,770
Machinery: 1.99%
Deere & Company	2,800	1,200,528
Professional services: 1.75%
Equifax Incorporated	5,450	1,059,262
Road & rail: 2.23%
Union Pacific Corporation	6,500	1,345,955
Information technology: 37.77%
Communications equipment: 2.22%
Motorola Solutions Incorporated	5,200	1,340,092
Electronic equipment, instruments & components: 3.06%
Teledyne Technologies Incorporated †	2,700	1,079,757
Zebra Technologies Corporation Class A †	3,000	769,230
		1,848,987
IT services: 12.26%
Adyen NV ADR †	61,100	843,180
Fiserv Incorporated †	9,660	976,336
Globant SA †	2,600	437,216
MongoDB Incorporated †	2,400	472,416
PayPal Holdings Incorporated †	11,541	821,950
Snowflake Incorporated Class A †	3,800	545,452
Visa Incorporated Class A	15,890	3,301,306
		7,397,856
Semiconductors & semiconductor equipment: 1.89%
Advanced Micro Devices Incorporated †	9,400	608,838
Monolithic Power Systems Incorporated	1,500	530,415
		1,139,253
Software: 18.34%
Atlassian Corporation Class A †	4,193	539,555
Bill.com Holdings Incorporated †	5,900	642,864
Cadence Design Systems Incorporated †	9,300	1,493,952
Crowdstrike Holdings Incorporated Class A †	5,700	600,153
Datadog Incorporated Class A †	7,100	521,850
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Omega Growth Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Software (continued)
Microsoft Corporation	25,623	$ 6,144,908
ServiceNow Incorporated †	2,910	1,129,866
		11,073,148
Materials: 2.15%
Chemicals: 2.15%
The Sherwin-Williams Company	5,470	1,298,195
Real estate: 1.72%
Equity REITs: 1.72%
SBA Communications Corporation	3,700	1,037,147
Total Common stocks (Cost $39,226,293)		58,098,987

		Yield
Short-term investments: 3.78%
Investment companies: 3.78%
Allspring Government Money Market Fund Select Class ♠∞		4.09%	2,283,520	2,283,520
Total Short-term investments (Cost $2,283,520)				2,283,520
Total investments in securities (Cost $41,509,813)	100.03%			60,382,507
Other assets and liabilities, net	(0.03)			(20,822)
Total net assets	100.00%			$60,361,685

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  13

Portfolio of investments—December 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,155,987	$18,017,552	$(16,890,019)	$0	$0	$ 2,283,520	2,283,520	$ 21,470
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	606,100	715,650	(1,321,750)	0	0	0	0	179 #
				$0	$0	$2,283,520		$21,649

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Omega Growth Fund

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $39,226,293)	$ 58,098,987
Investments in affiliated securities, at value (cost $2,283,520)	2,283,520
Receivable for Fund shares sold	37,876
Receivable for dividends	19,253
Prepaid expenses and other assets	1,604
Total assets	60,441,240
Liabilities
Management fee payable	27,572
Payable for Fund shares redeemed	18,516
Distribution fee payable	7,185
Custody and accounting fees payable	5,619
Shareholder report expenses payable	4,849
Administration fees payable	4,471
Trustees’ fees and expenses payable	915
Accrued expenses and other liabilities	10,428
Total liabilities	79,555
Total net assets	$60,361,685
Net assets consist of
Paid-in capital	$ 34,930,642
Total distributable earnings	25,431,043
Total net assets	$60,361,685
Computation of net asset value per share
Net assets – Class 1	$ 26,748,016
Shares outstanding – Class 1[1]	1,281,247
Net asset value per share – Class 1	$20.88
Net assets – Class 2	$ 33,613,669
Shares outstanding – Class 2[1]	1,691,632
Net asset value per share – Class 2	$19.87
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  15

Statement of operations—year ended December 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $2,232)	$ 312,681
Income from affiliated securities	21,576
Total investment income	334,257
Expenses
Management fee	430,923
Administration fees
Class 1	26,330
Class 2	31,126
Distribution fee
Class 2	79,526
Custody and accounting fees	12,337
Professional fees	48,862
Shareholder report expenses	29,922
Trustees’ fees and expenses	21,078
Other fees and expenses	2,040
Total expenses	682,144
Less: Fee waivers and/or expense reimbursements
Fund-level	(53,433)
Net expenses	628,711
Net investment loss	(294,454)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	6,653,356
Net change in unrealized gains (losses) on investments	(44,084,645)
Net realized and unrealized gains (losses) on investments	(37,431,289)
Net decrease in net assets resulting from operations	$(37,725,743)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Omega Growth Fund

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021
Operations
Net investment loss		$ (294,454)		$ (615,444)
Net realized gains on investments		6,653,356		16,445,379
Net change in unrealized gains (losses) on investments		(44,084,645)		(345,019)
Net increase (decrease) in net assets resulting from operations		(37,725,743)		15,484,916
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(7,399,134)		(5,286,804)
Class 2		(9,021,680)		(6,226,350)
Total distributions to shareholders		(16,420,814)		(11,513,154)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	22,220	566,861	39,946	1,745,185
Class 2	142,485	4,023,820	78,152	3,228,891
		4,590,681		4,974,076
Reinvestment of distributions
Class 1	326,384	7,399,134	126,388	5,286,804
Class 2	417,671	9,021,680	155,815	6,226,350
		16,420,814		11,513,154
Payment for shares redeemed
Class 1	(187,569)	(5,315,386)	(231,730)	(10,127,284)
Class 2	(305,040)	(10,025,192)	(228,150)	(9,466,450)
		(15,340,578)		(19,593,734)
Net increase (decrease) in net assets resulting from capital share transactions		5,670,917		(3,106,504)
Total increase (decrease) in net assets		(48,475,640)		865,258
Net assets
Beginning of period		108,837,325		107,972,067
End of period		$ 60,361,685		$108,837,325
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2022	2021	2020	2019	2018
Net asset value, beginning of period	$43.70	$42.28	$31.89	$26.27	$28.99
Net investment loss	(0.08) [1]	(0.19) [1]	(0.07)	(0.03) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	(15.54)	6.43	13.27	9.69	0.62
Total from investment operations	(15.62)	6.24	13.20	9.66	0.59
Distributions to shareholders from
Net realized gains	(7.20)	(4.82)	(2.81)	(4.04)	(3.31)
Net asset value, end of period	$20.88	$43.70	$42.28	$31.89	$26.27
Total return[2]	(37.04)%	15.27%	43.41%	37.39%	0.52%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.78%	0.80%	0.82%	0.81%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.29)%	(0.43)%	(0.27)%	(0.08)%	(0.10)%
Supplemental data
Portfolio turnover rate	22%	25%	24%	31%	46%
Net assets, end of period (000s omitted)	$26,748	$48,949	$50,122	$40,001	$33,043

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Omega Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2022	2021	2020	2019	2018
Net asset value, beginning of period	$41.69	$40.43	$30.55	$25.23	$27.91
Net investment loss	(0.14) [1]	(0.28)	(0.17) [1]	(0.10) [1]	(0.11)
Net realized and unrealized gains (losses) on investments	(14.82)	6.14	12.73	9.29	0.61
Total from investment operations	(14.96)	5.86	12.56	9.19	0.50
Distributions to shareholders from
Net realized gains	(6.86)	(4.60)	(2.68)	(3.87)	(3.18)
Net asset value, end of period	$19.87	$41.69	$40.43	$30.55	$25.23
Total return[2]	(37.20)%	14.97%	43.18%	37.04%	0.28%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.02%	1.04%	1.06%	1.06%
Net expenses	0.98%	1.00%	1.00%	1.00%	1.00%
Net investment loss	(0.51)%	(0.68)%	(0.52)%	(0.33)%	(0.35)%
Supplemental data
Portfolio turnover rate	22%	25%	24%	31%	46%
Net assets, end of period (000s omitted)	$33,614	$59,888	$57,850	$50,843	$48,500

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Omega Growth Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Omega Growth Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

20  |  Allspring VT Omega Growth Fund

Notes to financial statements
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $41,657,485 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$25,859,305
Gross unrealized losses	(7,134,283)
Net unrealized gains	$18,725,022
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(294,564)	$294,564
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring VT Omega Growth Fund  |  21

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 6,453,323	$0	$0	$ 6,453,323
Consumer discretionary	9,444,954	0	0	9,444,954
Financials	3,048,076	0	0	3,048,076
Health care	8,921,441	0	0	8,921,441
Industrials	5,096,515	0	0	5,096,515
Information technology	22,799,336	0	0	22,799,336
Materials	1,298,195	0	0	1,298,195
Real estate	1,037,147	0	0	1,037,147
Short-term investments
Investment companies	2,283,520	0	0	2,283,520
Total assets	$60,382,507	$0	$0	$60,382,507
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $1 billion	0.500
Next $2 billion	0.475
Next $1 billion	0.450
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2022, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

22  |  Allspring VT Omega Growth Fund

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of December 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class 1	0.75%
Class 2	1.00
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2022 were $16,087,545 and $28,374,696, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing

Allspring VT Omega Growth Fund  |  23

Notes to financial statements
rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year ended December 31
	2022	2021
Ordinary income	$ 0	$ 1,131,692
Long-term capital gain	16,420,814	10,381,462
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$6,707,044	$18,725,022
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24  |  Allspring VT Omega Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Omega Growth Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

Allspring VT Omega Growth Fund  |  25

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $16,420,814 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Allspring VT Omega Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring VT Omega Growth Fund  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Allspring VT Omega Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT Omega Growth Fund  |  29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-telndelo 02-23
AR0578 12-22

Annual Report
December 31, 2022
Allspring VT Opportunity Fund

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Opportunity Fund for the 12-month period that ended December 31, 2022. Globally, stocks and bonds experienced heightened volatility and historically poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -18.11%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -16.00%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -13.01%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.70%, the Bloomberg Municipal Bond Index6 declined 8.53%, and the ICE BofA U.S. High Yield Index7 fell 11.17%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In January 2022, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Federal Reserve (Fed) hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Opportunity Fund

Letter to shareholders (unaudited)
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring VT Opportunity Fund  |  3

Letter to shareholders (unaudited)
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Opportunity Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kurt Gunderson, Christopher G. Miller, CFA®‡
Average annual total returns (%) as of December 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	8-26-2011	-20.61	8.12	10.96	0.85	0.75
Class 2	5-8-1992	-20.81	7.86	10.68	1.10	1.00
Russell 3000® Index[3]	–	-19.21	8.79	12.13	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Opportunity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Opportunity Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund lagged its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2022.
■	Health care and the Fund’s underweight to consumer staples, utilities, and energy were relative detractors during the year.
■	Stocks within the information technology (IT), consumer discretionary, and materials sectors contributed during the period.
2022 was a challenging year for equities.
Notwithstanding the rally in the last three months of the year, 2022 marked the steepest decline for equities since 2008. Sustained inflation, an unprecedented Federal Reserve (Fed) interest rate-hiking cycle, constricting liquidity conditions, and the unwinding of COVID-19-era economic distortions exacerbated the pressure with long-duration assets, including growth stocks, bearing the brunt of the declines. Elevated inflation and higher interest rates plundered many of the mega-cap technology names in 2022, raising the question as to whether their prolonged leadership is sustainable. Small- and mid-cap stocks, an area where we are overweight, have traded at multi-decade valuation lows relative to their large-cap counterparts. We believe that this dynamic, coupled with the changing economic landscape, bodes well for our portfolio on a relative basis going forward. We also believe it is reasonable to assume that volatility is here for the foreseeable future and that the need for valuation-centric active management is critical.
Ten largest holdings (%) as of December 31, 2022[1]
Apple Incorporated	4.44
Alphabet Incorporated Class C	3.77
MasterCard Incorporated Class A	2.92
Amazon.com Incorporated	2.92
Texas Instruments Incorporated	2.72
Burlington Stores Incorporated	2.39
Salesforce.com Incorporated	2.34
The Home Depot Incorporated	2.33
Equinix Incorporated	2.33
MTU Aero Engines AG	2.31
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Stocks within health care and the Fund’s underweight to consumer staples, utilities, and energy impeded performance.
The Fund’s underweight to consumer staples and utilities hampered relative performance as investors gravitated toward defensive names amid the risk-off environment. Additionally, the Fund’s underweight to energy was a relative headwind as the sector rallied 63% during the period. Within health care, diagnostics company Bio-Rad Laboratories, Inc., retraced sharply as it cited weakness in COVID-19-related demand and supply chain issues while LivaNova shares were plundered in concert with weakening fundamentals over the course of the year. Elsewhere in the Fund, semiconductor holding Marvell Technology Inc. retraced sharply in conjunction with the overall semiconductor industry as it cited an increase in inventory spurred by weakness in data center demand amid a deteriorating economic backdrop.
Sector allocation as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
IT, consumer discretionary, and materials stocks aided relative performance.
Within IT, software data analytics company Fair Isaac Corporation* rose 47% as strong pricing from its Scores segment drove robust cash flow growth. In the consumer discretionary sector, Deckers Outdoor Corporation delivered strong earnings metrics abetted by its HOKA and UGG brands. Elsewhere in the Fund, materials holding Steel Dynamics rose 60% as demand for metal increased sharply amid the inflationary backdrop. Other contributors in the Fund came from a smattering of industries, including telecommunications, real estate software, retail, industrial

*	This security was no longer held at the end of the reporting period.

8  |  Allspring VT Opportunity Fund

Performance highlights (unaudited)
manufacturing, and medical devices. Stocks within health care and the Fund’s underweight to consumer staples, utilities, and energy impeded performance.
Although near-term economic growth is expected to decelerate, we remain optimistic.
Within the current backdrop of a global tightening cycle and geopolitical tensions, we expect near-term economic growth to decelerate. This appears to be discounted by markets as investor sentiment sits at historically low levels. While timing an inflection point is always difficult, the reset in expectations illustrated by a sharp contraction in valuations gives us confidence that the market has digested much of the slowdown to come.
We continue to maintain diversified exposure across sectors in both growth and value stocks. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever the best opportunities in the market exist. Our style-agnostic focus provides access to a broader opportunity set of stocks that can often be overlooked by style-based managers. Additionally, our core approach enables us to adeptly navigate volatility that arises when different investment styles come in and fall out of favor. Our Private Market Value process, which goes back more than 30 years, has proven to be successful over many market cycles. It is this type of market environment, when sentiment is dour, volatility is elevated, and market noise is resounding, that has historically been a good opportunity for clients with long-term investing horizons.

Allspring VT Opportunity Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,030.64	$3.84	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,029.16	$5.11	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring VT Opportunity Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Common stocks: 98.39%
Communication services: 7.70%
Entertainment: 1.04%
Activision Blizzard Incorporated	21,600	$ 1,653,476
Interactive media & services: 5.60%
Alphabet Incorporated Class C †	67,776	6,013,764
Meta Platforms Incorporated Class A †	24,275	2,921,254
		8,935,018
Wireless telecommunication services: 1.06%
T-Mobile US Incorporated †	12,092	1,692,880
Consumer discretionary: 11.42%
Internet & direct marketing retail: 2.92%
Amazon.com Incorporated †	55,445	4,657,380
Multiline retail: 1.76%
Dollar General Corporation	11,375	2,801,094
Specialty retail: 5.46%
Burlington Stores Incorporated †	18,760	3,803,778
The Home Depot Incorporated	11,788	3,723,358
Ulta Beauty Incorporated †	2,516	1,180,180
		8,707,316
Textiles, apparel & luxury goods: 1.28%
Deckers Outdoor Corporation †	5,107	2,038,510
Consumer staples: 2.69%
Food & staples retailing: 1.16%
Sysco Corporation	24,248	1,853,760
Household products: 1.53%
Church & Dwight Company Incorporated	30,277	2,440,629
Financials: 6.63%
Capital markets: 4.99%
Intercontinental Exchange Incorporated	23,646	2,425,843
S&P Global Incorporated	7,620	2,552,243
The Charles Schwab Corporation	35,796	2,980,375
		7,958,461
Insurance: 1.64%
Marsh & McLennan Companies Incorporated	15,768	2,609,289
Health care: 11.52%
Health care equipment & supplies: 5.00%
Align Technology Incorporated †	5,188	1,094,149
Boston Scientific Corporation †	65,561	3,033,507
LivaNova plc †	36,283	2,015,158
Medtronic plc	23,561	1,831,161
		7,973,975
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  11

Portfolio of investments—December 31, 2022

	Shares	Value
Health care providers & services: 1.87%
UnitedHealth Group Incorporated	5,635	$ 2,987,564
Health care technology: 0.33%
Schrodinger Incorporated †	27,733	518,330
Life sciences tools & services: 4.32%
Agilent Technologies Incorporated	14,435	2,160,198
Bio-Rad Laboratories Incorporated Class A †	4,487	1,886,739
Thermo Fisher Scientific Incorporated	5,157	2,839,908
		6,886,845
Industrials: 17.14%
Aerospace & defense: 2.31%
MTU Aero Engines AG	17,009	3,681,511
Building products: 3.11%
Carlisle Companies Incorporated	13,565	3,196,592
Trex Company Incorporated †	41,654	1,763,214
		4,959,806
Commercial services & supplies: 1.50%
Republic Services Incorporated	18,499	2,386,186
Machinery: 4.35%
Fortive Corporation	49,380	3,172,665
Ingersoll Rand Incorporated	44,192	2,309,032
SPX Technologies Incorporated †	22,069	1,448,830
		6,930,527
Professional services: 2.55%
CoStar Group Incorporated †	28,003	2,164,072
Dun & Bradstreet Holdings Incorporated	155,252	1,903,390
		4,067,462
Trading companies & distributors: 3.32%
Air Lease Corporation	62,617	2,405,745
United Rentals Incorporated †	8,121	2,886,366
		5,292,111
Information technology: 26.76%
Electronic equipment, instruments & components: 4.13%
Amphenol Corporation Class A	40,089	3,052,376
Teledyne Technologies Incorporated †	8,835	3,533,205
		6,585,581
IT services: 5.61%
Fiserv Incorporated †	22,554	2,279,533
Genpact Limited	43,248	2,003,247
MasterCard Incorporated Class A	13,414	4,664,450
		8,947,230
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Opportunity Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Semiconductors & semiconductor equipment: 4.05%
Marvell Technology Incorporated	57,313	$ 2,122,874
Texas Instruments Incorporated	26,225	4,332,895
		6,455,769
Software: 8.53%
Black Knight Incorporated †	24,994	1,543,380
Palo Alto Networks Incorporated †	12,053	1,681,876
Salesforce.com Incorporated †	28,083	3,723,525
ServiceNow Incorporated †	5,321	2,065,985
Splunk Incorporated †	24,906	2,144,158
Workday Incorporated Class A †	14,592	2,441,679
		13,600,603
Technology hardware, storage & peripherals: 4.44%
Apple Incorporated	54,441	7,073,519
Materials: 5.90%
Chemicals: 4.82%
Ashland Global Holdings Incorporated	20,105	2,161,891
Olin Corporation	52,021	2,753,992
The Sherwin-Williams Company	11,690	2,774,388
		7,690,271
Metals & mining: 1.08%
Steel Dynamics Incorporated	17,626	1,722,060
Real estate: 8.63%
Equity REITs: 8.63%
American Tower Corporation	11,281	2,389,993
Equinix Incorporated	5,655	3,704,195
Prologis Incorporated	21,358	2,407,687
Sun Communities Incorporated	22,626	3,235,518
VICI Properties Incorporated	62,086	2,011,586
		13,748,979
Total Common stocks (Cost $125,368,364)		156,856,142

		Yield
Short-term investments: 1.64%
Investment companies: 1.64%
Allspring Government Money Market Fund Select Class ♠∞		4.09%	2,607,162	2,607,162
Total Short-term investments (Cost $2,607,162)				2,607,162
Total investments in securities (Cost $127,975,526)	100.03%			159,463,304
Other assets and liabilities, net	(0.03)			(43,397)
Total net assets	100.00%			$159,419,907

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  13

Portfolio of investments—December 31, 2022

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,561,097	$27,721,181	$(26,675,116)	$0	$0	$ 2,607,162	2,607,162	$ 30,570
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	4,058,435	4,721,892	(8,780,327)	0	0	0	0	3,390 #
				$0	$0	$2,607,162		$33,960

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Opportunity Fund

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $125,368,364)	$ 156,856,142
Investments in affiliated securities, at value (cost $2,607,162)	2,607,162
Cash	5,937
Receivable for dividends	188,419
Receivable for Fund shares sold	5,398
Receivable for securities lending income, net	8
Prepaid expenses and other assets	1,034
Total assets	159,664,100
Liabilities
Management fee payable	97,346
Payable for Fund shares redeemed	61,268
Distribution fee payable	30,940
Shareholder report expenses payable	21,961
Administration fees payable	11,762
Trustees’ fees and expenses payable	2,763
Accrued expenses and other liabilities	18,153
Total liabilities	244,193
Total net assets	$159,419,907
Net assets consist of
Paid-in capital	$ 114,064,111
Total distributable earnings	45,355,796
Total net assets	$159,419,907
Computation of net asset value per share
Net assets – Class 1	$ 25,149,390
Shares outstanding – Class 1[1]	1,130,877
Net asset value per share – Class 1	$22.24
Net assets – Class 2	$ 134,270,517
Shares outstanding – Class 2[1]	6,016,698
Net asset value per share – Class 2	$22.32
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  15

Statement of operations—year ended December 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $3,978)	$ 1,481,405
Income from affiliated securities	33,298
Total investment income	1,514,703
Expenses
Management fee	1,232,615
Administration fees
Class 1	22,168
Class 2	118,703
Distribution fee
Class 2	368,756
Custody and accounting fees	16,899
Professional fees	50,343
Shareholder report expenses	48,717
Trustees’ fees and expenses	21,407
Other fees and expenses	20,467
Total expenses	1,900,075
Less: Fee waivers and/or expense reimbursements
Fund-level	(208,908)
Net expenses	1,691,167
Net investment loss	(176,464)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	14,366,380
Net change in unrealized gains (losses) on investments	(58,993,467)
Net realized and unrealized gains (losses) on investments	(44,627,087)
Net decrease in net assets resulting from operations	$(44,803,551)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Opportunity Fund

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021
Operations
Net investment loss		$ (176,464)		$ (488,072)
Net realized gains on investments		14,366,380		34,674,337
Net change in unrealized gains (losses) on investments		(58,993,467)		12,426,757
Net increase (decrease) in net assets resulting from operations		(44,803,551)		46,613,022
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(5,397,089)		(1,721,579)
Class 2		(28,508,608)		(8,980,638)
Total distributions to shareholders		(33,905,697)		(10,702,217)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	19,855	524,201	14,838	488,248
Class 2	65,477	1,762,168	92,298	3,047,866
		2,286,369		3,536,114
Reinvestment of distributions
Class 1	235,167	5,397,089	53,415	1,721,579
Class 2	1,236,279	28,508,608	276,924	8,980,638
		33,905,697		10,702,217
Payment for shares redeemed
Class 1	(107,448)	(2,803,006)	(172,775)	(5,602,343)
Class 2	(599,805)	(16,380,805)	(701,988)	(22,829,650)
		(19,183,811)		(28,431,993)
Net increase (decrease) in net assets resulting from capital share transactions		17,008,255		(14,193,662)
Total increase (decrease) in net assets		(61,700,993)		21,717,143
Net assets
Beginning of period		221,120,900		199,403,757
End of period		$159,419,907		$221,120,900
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2022	2021	2020	2019	2018
Net asset value, beginning of period	$34.96	$29.48	$26.56	$22.76	$27.05
Net investment income (loss)	0.03	(0.01)	0.09	0.17	0.15
Net realized and unrealized gains (losses) on investments	(7.06)	7.25	5.03	6.84	(1.69)
Total from investment operations	(7.03)	7.24	5.12	7.01	(1.54)
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.19)	(0.15)	(0.12)
Net realized gains	(5.69)	(1.68)	(2.01)	(3.06)	(2.63)
Total distributions to shareholders	(5.69)	(1.76)	(2.20)	(3.21)	(2.75)
Net asset value, end of period	$22.24	$34.96	$29.48	$26.56	$22.76
Total return[1]	(20.61)%	25.06%	21.32%	31.81%	(6.93)%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.84%	0.86%	0.85%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.11%	(0.02)%	0.31%	0.67%	0.52%
Supplemental data
Portfolio turnover rate	26%	27%	42%	25%	31%
Net assets, end of period (000s omitted)	$25,149	$34,376	$32,066	$30,811	$27,165

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Opportunity Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2022	2021	2020	2019	2018
Net asset value, beginning of period	$35.14	$29.63	$26.68	$22.85	$27.14
Net investment income (loss)	(0.03)	(0.09)	0.03	0.11	0.08
Net realized and unrealized gains (losses) on investments	(7.10)	7.29	5.05	6.86	(1.69)
Total from investment operations	(7.13)	7.20	5.08	6.97	(1.61)
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.12)	(0.08)	(0.05)
Net realized gains	(5.69)	(1.68)	(2.01)	(3.06)	(2.63)
Total distributions to shareholders	(5.69)	(1.69)	(2.13)	(3.14)	(2.68)
Net asset value, end of period	$22.32	$35.14	$29.63	$26.68	$22.85
Total return[1]	(20.81)%	24.78%	21.00%	31.46%	(7.15)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.10%	1.11%	1.10%	1.09%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.14)%	(0.27)%	0.06%	0.42%	0.27%
Supplemental data
Portfolio turnover rate	26%	27%	42%	25%	31%
Net assets, end of period (000s omitted)	$134,271	$186,745	$167,338	$158,216	$134,972

[1]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Opportunity Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Opportunity Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Valuation Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2022, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

20  |  Allspring VT Opportunity Fund

Notes to financial statements
withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $128,431,269 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$38,685,085
Gross unrealized losses	(7,653,050)
Net unrealized gains	$31,032,035

Allspring VT Opportunity Fund  |  21

Notes to financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(202,623)	$202,623
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 12,281,374	$0	$0	$ 12,281,374
Consumer discretionary	18,204,300	0	0	18,204,300
Consumer staples	4,294,389	0	0	4,294,389
Financials	10,567,750	0	0	10,567,750
Health care	18,366,714	0	0	18,366,714
Industrials	27,317,603	0	0	27,317,603
Information technology	42,662,702	0	0	42,662,702
Materials	9,412,331	0	0	9,412,331
Real estate	13,748,979	0	0	13,748,979
Short-term investments
Investment companies	2,607,162	0	0	2,607,162
Total assets	$159,463,304	$0	$0	$159,463,304
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.

22  |  Allspring VT Opportunity Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2022, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of December 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class 1	0.75%
Class 2	1.00

Allspring VT Opportunity Fund  |  23

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2022 were $45,085,133 and $63,159,652, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2022, the Fund did not have any securities on loan.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year ended December 31
	2022	2021
Ordinary income	$ 4,301,723	$ 155,690
Long-term capital gain	29,603,974	10,546,527
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$14,328,087	$31,031,887

24  |  Allspring VT Opportunity Fund

Notes to financial statements
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring VT Opportunity Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Opportunity Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

26  |  Allspring VT Opportunity Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 24% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, $29,603,974 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2022.
For the fiscal year ended December 31, 2022, $4,301,723 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Opportunity Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring VT Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring VT Opportunity Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring VT Opportunity Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-icyy79mm 02-23
AR3020 12-22

Annual Report
December 31, 2022
Allspring
VT Small Cap Growth Fund

The views expressed and any forward-looking statements are as of December 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring VT Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Small Cap Growth Fund for the 12-month period that ended December 31, 2022. Globally, stocks and bonds experienced heightened volatility and historically poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -18.11%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -16.00%, while the MSCI EM Index (Net) (USD)3 had weaker performance with a decline of 20.09%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -13.01%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -18.70%, the Bloomberg Municipal Bond Index6 declined 8.53%, and the ICE BofA U.S. High Yield Index7 fell 11.17%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
In January 2022, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Federal Reserve (Fed) hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring VT Small Cap Growth Fund

Letter to shareholders (unaudited)
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction), the U.S. labor market remained surprisingly robust: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring VT Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Stocks and bonds rallied in November, with emerging market equities gaining nearly 15% and developed market equities returning 7%. The S&P 500 Index rose 5.6% in November. Bonds also had positive monthly returns. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Allspring VT Small Cap Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA®‡, David Nazaret, CFA®‡, Thomas C. Ognar, CFA®‡
Average annual total returns (%) as of December 31, 2022
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class 1	7-16-2010	-34.30	7.35	10.85	0.92	0.92
Class 2	5-1-1995	-34.42	7.09	10.58	1.17	1.17
Russell 2000® Growth Index[3]	–	-26.36	3.51	9.20	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through April 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.95% for Class 1 shares and 1.20% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring VT Small Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of December 31, 20221
[1]	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Small Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2022.
■	Information technology (IT) and industrials detracted during the period.
■	Financials and health care contributed due to strong stock selection.
2022 was a difficult year as markets struggled with high inflation and aggressive monetary tightening.
Over the past year, investors have toiled with myriad headwinds, including high inflation, rising interest rates, and Russia’s invasion of Ukraine. The confluence of these issues has permeated the entire market, with growth stocks bearing the brunt of the damage. Value stocks significantly outperformed growth stocks in 2022. This can largely be explained by the high starting valuations for growth stocks, some growth disappointments, and the effects of rising interest rates. The market remains heavily top-down focused, perhaps appropriate given the highest inflation rate in more than four decades. The furious monetary tightening cycle that followed wreaked havoc across all assets, with the most pronounced negative impact on longer-duration assets such as growth equities. Persistent COVID-19 disruptions also led to global supply chain issues. The invasion of Ukraine amplified geopolitical risks and led to significantly higher energy prices (energy stocks were the only winners during 2022). The increasingly uncertain economic and business environment constrained risk appetite and led to a downward rerating of asset prices across the market. With our pure growth focus and emphasis on top-quartile growers, our style was at a significant disadvantage against an already-difficult market backdrop.
Ten largest holdings (%) as of December 31, 2022[1]
SPS Commerce Incorporated	3.77
Kinsale Capital Group Incorporated	3.37
Calix Incorporated	3.30
Casella Waste Systems Incorporated Class A	3.00
TransMedics Group Incorporated	2.85
Novanta Incorporated	2.67
ASGN Incorporated	2.56
Axonics Incorporated	2.18
Diodes Incorporated	2.07
The Chef's Warehouse Incorporated	2.01
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
An overweight to IT and stock selection within industrials inhibited performance.
IT stocks broadly declined as interest rates spiked. Valuation compressed dramatically throughout the year. Within the software industry, Rapid7, Inc, a cybersecurity company that specializes in intrusion management, saw its shares fall 71% after reporting weaker growth as customers cut back spending due to the challenging economic environment. Its end markets may not be as big as we anticipated, so we exited the position. Within industrials, top position Zurn Elkay Water Solutions Corporation, a pure play in water solutions and management with products for drinking water, water safety, and control and flow systems, hindered performance. Zurn Elkay underperformed after reporting a disappointing outlook and performance as the residential exposure became a larger-than-expected headwind near term.
Sector allocation as of December 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The Fund benefited from stock selection within financials and health care.
Within financials, Kinsale Capital Group, Inc., was rewarded with shares up 10% for its durable business model and strong growth. The company is the only publically traded pure play excess and surplus (E&S) insurer. The E&S insurance market is growing strongly and Kinsale continues to take market share from competitors that don’t specialize in E&S. The

8  |  Allspring VT Small Cap Growth Fund

Performance highlights (unaudited)
company is well positioned given its favorable cost structure derived from a home-grown technology platform and lower commission payouts to brokers. Within health care, Shockwave Medical, Inc., a developer of intravascular lithotripsy to treat severely calcified cardiovascular disease, aided relative performance due to strong traction from both its coronary and peripheral segments. Shares were up 10% during the year. Additionally, shares of Halozyme Therapeutics gained more than 40% after its acquisition of Antares Pharma and its auto-injection drug delivery platform was well received by investors.
The setup for small-cap growth stocks is attractive.
We continue to put greater emphasis on companies that can sustainably generate earnings and cash flow in the present versus years down the road. We believe that those that are aggressive and adept at managing through the current environment will emerge as winners. Our job is to identify companies where estimates have reset enough where the gap on what’s underappreciated has widened, as those represent the best opportunities to drive strong long-term returns for our clients. The relative valuation among smaller-cap stocks continues to be attractive after years of underperformance relative to large growth. Today’s environment draws parallels to the 1970s in terms of high inflation. Market data from that period shows that smaller-cap stocks outperformed against a high but decelerating inflation environment. Given how much compression we’ve seen in small caps, particularly growth, we think the setup going forward looks much more favorable.
We believe that investors would be well served to take a longer perspective, stay invested in sustainable growth businesses, and allow the long-term compounding to drive returns. We believe that the long-term prospects of our companies are setting up a strong base for much-improved performance in the years ahead.

Allspring VT Small Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2022	Ending account value 12-31-2022	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,027.28	$4.79	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.77	0.94%
Class 2
Actual	$1,000.00	$1,026.45	$6.06	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$6.04	1.19%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

10  |  Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Common stocks: 98.62%
Communication services: 0.37%
Media: 0.37%
TechTarget Incorporated	23,700	$ 1,044,222
Consumer discretionary: 8.17%
Auto components: 1.53%
Fox Factory Holding Corporation	47,810	4,361,706
Hotels, restaurants & leisure: 4.67%
First Watch Restaurant Group †	92,004	1,244,814
Hilton Grand Vacations Incorporated	112,000	4,316,480
Papa John's International Incorporated	68,920	5,672,805
Wingstop Incorporated	15,252	2,098,980
		13,333,079
Specialty retail: 0.76%
Boot Barn Holdings Incorporated	15,340	959,057
Leslie's Incorporated †	98,792	1,206,250
		2,165,307
Textiles, apparel & luxury goods: 1.21%
Crocs Incorporated †	24,880	2,697,738
Deckers Outdoor Corporation †	1,880	750,421
		3,448,159
Consumer staples: 6.46%
Beverages: 2.21%
Celsius Holdings Incorporated †	23,900	2,486,556
Duckhorn Portfolio Incorporated †	177,865	2,947,223
MGP Ingredients Incorporated	8,200	872,316
		6,306,095
Food & staples retailing: 2.01%
The Chef's Warehouse Incorporated †	171,670	5,713,178
Food products: 1.16%
The Simply Good Foods Company †	86,968	3,307,393
Personal products: 1.08%
e.l.f. Beauty Incorporated	55,804	3,085,961
Energy: 3.74%
Energy equipment & services: 1.45%
Helmerich & Payne Incorporated	83,200	4,124,224
Oil, gas & consumable fuels: 2.29%
Matador Resources Company	47,900	2,741,796
Talos Energy Incorporated †	43,700	825,056
Viper Energy Partners LP	93,300	2,966,007
		6,532,859
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  11

Portfolio of investments—December 31, 2022

	Shares	Value
Financials: 4.34%
Capital markets: 0.97%
Stifel Financial Corporation	47,335	$ 2,762,944
Insurance: 3.37%
Kinsale Capital Group Incorporated	36,776	9,617,660
Health care: 26.26%
Biotechnology: 4.58%
Apellis Pharmaceuticals Incorporated	23,300	1,204,843
Arcutis Biotherapeutics Incorporated †	249,046	3,685,881
Cytokinetics Incorporated †	42,800	1,961,096
Halozyme Therapeutics Incorporated †	69,939	3,979,529
Immunocore Holdings PLC ADR	21,900	1,249,833
Vericel Corporation	36,890	971,683
		13,052,865
Health care equipment & supplies: 15.85%
Axonics Incorporated †	99,300	6,209,229
Inari Medical Incorporated †	68,600	4,360,216
Inspire Medical Systems Incorporated †	20,174	5,081,427
iRhythm Technologies Incorporated †	35,300	3,306,551
Lantheus Holdings Incorporated †	38,563	1,965,170
Orthopediatrics Corporation †	60,501	2,403,705
Outset Medical Incorporated †	64,368	1,661,982
Shockwave Medical Incorporated †	18,244	3,751,149
SI-BONE Incorporated	163,498	2,223,573
Silk Road Medical Incorporated †	79,841	4,219,597
TransMedics Group Incorporated †	131,532	8,118,151
Treace Medical Concepts Incorporated †	81,600	1,875,984
		45,176,734
Health care providers & services: 2.53%
Castle Biosciences Incorporated	82,418	1,940,120
HealthEquity Incorporated †	63,300	3,901,812
Privia Health Group Incorporated	60,594	1,376,090
		7,218,022
Health care technology: 0.76%
Evolent Health Incorporated Class A	77,054	2,163,676
Life sciences tools & services: 0.14%
Akoya Biosciences Incorporated †	43,452	415,836
Pharmaceuticals: 2.40%
Amylyx Pharmaceuticals Incorporated «	61,681	2,279,113
Harmony Biosciences Holdings	44,400	2,446,440
Revance Therapeutics Incorporated	114,107	2,106,415
		6,831,968
Industrials: 16.21%
Building products: 1.51%
Zurn Elkay Water Solutions Corporation	203,850	4,311,428
The accompanying notes are an integral part of these financial statements.

12  |  Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2022

	Shares	Value
Commercial services & supplies: 3.00%
Casella Waste Systems Incorporated Class A †	107,990	$ 8,564,687
Construction & engineering: 0.84%
Construction Partners Incorporated Class A †	47,300	1,262,437
Dycom Industries Incorporated †	12,006	1,123,762
		2,386,199
Electrical equipment: 1.58%
Array Technologies Incorporated †	13,600	262,888
Regal Rexnord Corporation	5,803	696,244
Shoals Technologies Group Class A †	143,807	3,547,719
		4,506,851
Machinery: 2.83%
Evoqua Water Technologies Company	114,300	4,526,280
SPX Technologies Incorporated †	54,147	3,554,751
		8,081,031
Professional services: 2.56%
ASGN Incorporated	89,441	7,287,652
Road & rail: 1.06%
Marten Transport Limited	57,800	1,143,284
Saia Incorporated †	8,992	1,885,443
		3,028,727
Trading companies & distributors: 2.83%
Applied Industrial Technologies Incorporated	36,400	4,587,492
SiteOne Landscape Supply Incorporated †	29,570	3,469,152
		8,056,644
Information technology: 33.07%
Communications equipment: 3.70%
Calix Incorporated †	137,600	9,415,968
Harmonic Incorporated †	87,100	1,141,010
		10,556,978
Electronic equipment, instruments & components: 2.67%
Novanta Incorporated †	56,108	7,623,394
IT services: 10.06%
DigitalOcean Holdings Incorporated †	125,705	3,201,706
Endava plc ADR †	39,834	3,047,301
EVO Payments Incorporated Class A	134,001	4,534,594
ExlService Holdings Incorporated †	33,600	5,692,848
Flywire Corporation †	178,331	4,363,760
Shift4 Payments Incorporated Class A †	79,500	4,446,435
WNS Holdings Limited ADR †	42,400	3,391,576
		28,678,220
Semiconductors & semiconductor equipment: 6.63%
Allegro MicroSystems Incorporated †	185,116	5,557,182
Diodes Incorporated	77,390	5,892,475
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  13

Portfolio of investments—December 31, 2022

	Shares	Value
Semiconductors & semiconductor equipment (continued)
Semtech Corporation †	159,650	$ 4,580,359
Silicon Laboratories Incorporated	21,170	2,872,134
		18,902,150
Software: 10.01%
CyberArk Software Limited †	25,829	3,348,730
EngageSmart Incorporated †	94,100	1,656,160
Jamf Holding Corporation †	113,058	2,408,135
Paycor HCM Incorporated †	174,661	4,273,955
Sprout Social Incorporated Class A †	68,513	3,868,244
SPS Commerce Incorporated †	83,774	10,759,095
Verint Systems Incorporated †	7,900	286,612
Workiva Incorporated †	23,000	1,931,310
		28,532,241
Total Common stocks (Cost $259,027,236)		281,178,090

		Yield
Short-term investments: 2.24%
Investment companies: 2.24%
Allspring Government Money Market Fund Select Class ♠∞		4.09%	4,239,144	4,239,144
Securities Lending Cash Investments LLC ♠∩∞		4.36	2,138,297	2,138,297
Total Short-term investments (Cost $6,377,369)				6,377,441
Total investments in securities (Cost $265,404,605)	100.86%			287,555,531
Other assets and liabilities, net	(0.86)			(2,456,904)
Total net assets	100.00%			$285,098,627

†	Non-income-earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

14  |  Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 6,232,112	$106,940,649	$(108,933,617)	$ 0	$ 0	$ 4,239,144	4,239,144	$ 136,378
Securities Lending Cash Investments LLC	11,274,475	109,494,411	(118,630,711)	50	72	2,138,297	2,138,297	97,266 #
				$50	$72	$6,377,441		$233,644

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  15

Statement of assets and liabilities—December 31, 2022

Assets
Investments in unaffiliated securities (including $2,161,575 of securities loaned), at value (cost $259,027,236)	$ 281,178,090
Investments in affiliated securities, at value (cost $6,377,369)	6,377,441
Cash	38,435
Receivable for Fund shares sold	91,076
Receivable for dividends	28,281
Receivable for securities lending income, net	923
Prepaid expenses and other assets	5,451
Total assets	287,719,697
Liabilities
Payable upon receipt of securities loaned	2,138,175
Management fee payable	211,754
Payable for Fund shares redeemed	95,035
Distribution fee payable	61,256
Payable for investments purchased	30,156
Administration fees payable	21,176
Trustees’ fees and expenses payable	239
Accrued expenses and other liabilities	63,279
Total liabilities	2,621,070
Total net assets	$285,098,627
Net assets consist of
Paid-in capital	$ 279,160,247
Total distributable earnings	5,938,380
Total net assets	$285,098,627
Computation of net asset value per share
Net assets – Class 1	$ 20,160,202
Shares outstanding – Class 1[1]	2,506,301
Net asset value per share – Class 1	$8.04
Net assets – Class 2	$ 264,938,425
Shares outstanding – Class 2[1]	35,094,400
Net asset value per share – Class 2	$7.55
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring VT Small Cap Growth Fund

Statement of operations—year ended December 31, 2022

Investment income
Dividends	$ 717,204
Securities lending income (including from affiliate), net	157,387
Income from affiliated securities	136,378
Total investment income	1,010,969
Expenses
Management fee	2,582,375
Administration fees
Class 1	19,254
Class 2	238,983
Distribution fee
Class 2	738,420
Custody and accounting fees	38,408
Professional fees	54,470
Shareholder report expenses	71,189
Trustees’ fees and expenses	21,078
Other fees and expenses	8,556
Total expenses	3,772,733
Less: Fee waivers and/or expense reimbursements
Fund-level	(3,166)
Net expenses	3,769,567
Net investment loss	(2,758,598)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(16,006,935)
Affiliated securities	50
Net realized losses on investments	(16,006,885)
Net change in unrealized gains (losses) on
Unaffiliated securities	(135,569,742)
Affiliated securities	72
Net change in unrealized gains (losses) on investments	(135,569,670)
Net realized and unrealized gains (losses) on investments	(151,576,555)
Net decrease in net assets resulting from operations	$(154,335,153)
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  17

Statement of changes in net assets

	Year ended December 31, 2022		Year ended December 31, 2021
Operations
Net investment loss		$ (2,758,598)		$ (4,602,420)
Net realized gains (losses) on investments		(16,006,885)		55,782,072
Net change in unrealized gains (losses) on investments		(135,569,670)		(18,991,009)
Net increase (decrease) in net assets resulting from operations		(154,335,153)		32,188,643
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(4,061,029)		(3,835,125)
Class 2		(51,742,025)		(46,253,009)
Total distributions to shareholders		(55,803,054)		(50,088,134)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	354,012	3,588,220	403,806	6,327,801
Class 2	3,506,997	35,910,165	3,593,609	54,641,517
		39,498,385		60,969,318
Reinvestment of distributions
Class 1	484,032	4,061,029	270,842	3,835,125
Class 2	6,566,247	51,742,025	3,428,689	46,253,009
		55,803,054		50,088,134
Payment for shares redeemed
Class 1	(717,144)	(6,701,122)	(577,421)	(9,014,167)
Class 2	(4,508,339)	(43,250,183)	(4,137,781)	(61,701,252)
		(49,951,305)		(70,715,419)
Net increase in net assets resulting from capital share transactions		45,350,134		40,342,033
Total increase (decrease) in net assets		(164,788,073)		22,442,542
Net assets
Beginning of period		449,886,700		427,444,158
End of period		$ 285,098,627		$449,886,700
The accompanying notes are an integral part of these financial statements.

18  |  Allspring VT Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 1	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.76	$15.35	$10.29	$9.66	$10.43
Net investment loss	(0.07) [1]	(0.12) [1]	(0.09)	(0.07) [1]	(0.05)
Net realized and unrealized gains (losses) on investments	(4.92)	1.26	5.80	2.51	0.40
Total from investment operations	(4.99)	1.14	5.71	2.44	0.35
Distributions to shareholders from
Net realized gains	(1.73)	(1.73)	(0.65)	(1.81)	(1.12)
Net asset value, end of period	$8.04	$14.76	$15.35	$10.29	$9.66
Total return[2]	(34.30)%	7.93%	58.09%	25.31%	1.48%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.92%	0.93%	0.93%	0.92%
Net expenses	0.94%	0.92%	0.93%	0.93%	0.92%
Net investment loss	(0.63)%	(0.78)%	(0.76)%	(0.69)%	(0.59)%
Supplemental data
Portfolio turnover rate	61%	46%	51%	62%	68%
Net assets, end of period (000s omitted)	$20,160	$35,204	$35,128	$22,925	$19,801

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

Allspring VT Small Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended December 31
Class 2	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.04	$14.72	$9.91	$9.38	$10.18
Net investment loss	(0.09) [1]	(0.14)	(0.11)	(0.09)	(0.09)
Net realized and unrealized gains (losses) on investments	(4.67)	1.19	5.57	2.43	0.41
Total from investment operations	(4.76)	1.05	5.46	2.34	0.32
Distributions to shareholders from
Net realized gains	(1.73)	(1.73)	(0.65)	(1.81)	(1.12)
Net asset value, end of period	$7.55	$14.04	$14.72	$9.91	$9.38
Total return[2]	(34.42)%	7.64%	57.78%	24.83%	1.20%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.17%	1.18%	1.18%	1.17%
Net expenses	1.19%	1.17%	1.18%	1.18%	1.17%
Net investment loss	(0.87)%	(1.03)%	(1.00)%	(0.95)%	(0.84)%
Supplemental data
Portfolio turnover rate	61%	46%	51%	62%	68%
Net assets, end of period (000s omitted)	$264,938	$414,683	$392,316	$269,657	$243,038

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring VT Small Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Variable Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Small Cap Growth Fund (the "Fund") which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income (including from affiliate) (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.

Allspring VT Small Cap Growth Fund  |  21

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2022, the aggregate cost of all investments for federal income tax purposes was $266,140,520 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 48,425,968
Gross unrealized losses	(27,010,957)
Net unrealized gains	$ 21,415,011
As of December 31, 2022, the Fund had capital loss carryforwards which consisted of $15,475,956 in short-term capital losses.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to  net operating loss. At December 31, 2022, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(2,809,523)	$2,809,523
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22  |  Allspring VT Small Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 1,044,222	$0	$0	$ 1,044,222
Consumer discretionary	23,308,251	0	0	23,308,251
Consumer staples	18,412,627	0	0	18,412,627
Energy	10,657,083	0	0	10,657,083
Financials	12,380,604	0	0	12,380,604
Health care	74,859,101	0	0	74,859,101
Industrials	46,223,219	0	0	46,223,219
Information technology	94,292,983	0	0	94,292,983
Short-term investments
Investment companies	6,377,441	0	0	6,377,441
Total assets	$287,555,531	$0	$0	$287,555,531
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended December 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $1 billion	0.675
Next $2 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2022, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Allspring VT Small Cap Growth Fund  |  23

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account services and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of December 31, 2022, the contractual expense caps are as follows:
Expense ratio caps
Class 1	0.95%
Class 2	1.20
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2022 were $196,394,889 and $207,433,204, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of December 31, 2022, the Fund had securities lending transactions with the following counterparties which are subject to offset:

24  |  Allspring VT Small Cap Growth Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Citigroup Global Markets Incorporated	$2,161,575	$(2,138,175)	$23,400
1 Collateral disclosed within this table is limited to the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee equal based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2022, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:
	Year ended December 31
	2022	2021
Ordinary income	$ 0	$ 5,641,030
Long-term capital gain	55,803,054	44,447,104
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$21,415,011	$(15,475,956)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring VT Small Cap Growth Fund  |  25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Small Cap Growth Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 27, 2023

26  |  Allspring VT Small Cap Growth Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $55,803,054 was designated as a 20% rate gain distribution for the fiscal year ended December 31, 2022.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-260-5969, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Small Cap Growth Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Allspring VT Small Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring VT Small Cap Growth Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Allspring VT Small Cap Growth Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-260-5969 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052023-xreifkjx 02-23
AR3003 12-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Allspring Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Variable Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	December 31, 2022	December 31, 2021
Audit fees	$203,150	$195,810
Audit-related fees	14,050	—
Tax fees (1)	17,920	17,300
All other fees	—	—

	$235,120	$213,110

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of the Allspring Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Allspring Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Allspring Variable Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: February 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: February 27, 2023

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: February 27, 2023